                                                                 Exhibit 10.14

                   ADVANCED TECHNOLOGY LABORATORIES, INC.

                 INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN



                            AMENDED AND RESTATED

                                  EFFECTIVE

                                JUNE 26, 1992

                               TABLE OF CONTENTS

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PREAMBLE.................................................................    1

SECTION 1   DEFINITIONS..................................................    2

     1.1  Account........................................................    2
     1.2  Affiliated Companies...........................................    2
     1.3  After-Tax Contribution Account.................................    2
     1.4  Before-Tax Contribution Account................................    2
     1.5  Beneficiary....................................................    3
     1.6  Board of Directors.............................................    3
     1.7  Code...........................................................    3
     1.8  Committee......................................................    3
     1.9  Company........................................................    3
     1.10 Company Matching Contributions.................................    3
     1.11 Company Matching Contribution Account..........................    4
     1.12 Company Stock..................................................    4
     1.13 Compensation...................................................    4
     1.14 Current Market Value...........................................    4
     1.15 Disabled.......................................................    4
     1.16 Early Terminee.................................................    4
     1.17 Earnings.......................................................    4
     1.18 Effective Date.................................................    5
     1.19 Eligible Employee..............................................    5
     1.20 Employee.......................................................    5
     1.21 Employment Commencement Date...................................    6
     1.22 ERISA..........................................................    6
     1.23 Highly Compensated Employee....................................    6
     1.24 Hour of Service.................................................   7
     1.25 Normal Retirement Date..........................................   7
     1.26 Participant.....................................................   7
     1.27 Participating Company...........................................   7
     1.28 Period of Service...............................................   8
     1.29 Period of Severance.............................................   8
     1.30 Plan............................................................   8
     1.31 Plan Administrator..............................................   8
     1.32 Plan Year.......................................................   9
     1.33 Rollover Account................................................   9
     1.34 Service.........................................................   9
     1.35 Severance From Service Date.....................................   9
     1.36 Supplemental Company Contribution Account.......................   9
     1.37 Temporary Termination...........................................   9
     1.38 Terminated......................................................   9
     1.39 Trust or Trust Fund.............................................   9
     1.40 Trustee.........................................................  10

Table of Contents
  (continued)

                                                                          Page
                                                                          ----
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     1.41 Valuation Date..................................................  10
     1.42 Additional Definitions in Plan..................................  10

SECTION 2   PARTICIPATION.................................................  11
     2.1  Participation...................................................  11
     2.2  Reemployment After Termination..................................  11
     2.3  Employees in a Bargaining Unit..................................  11

SECTION 3   BEFORE-TAX CONTRIBUTIONS......................................  12

     3.1  Salary Deferral Agreement.......................................  12
     3.2  Participant Modification of Salary Deferral Agreement...........  12
     3.3  Procedure for Making and Revoking Salary Deferral Agreement.....  13
     3.4  Non-Discrimination Test For Deferrals (ADP Test)................  13

SECTION 4    PLAN CONTRIBUTIONS...........................................  15

     4.1  Participant and Company Contributions...........................  15
     4.2  Time of Contribution............................................  18
     4.3  Non-Discrimination Test for Company Matching Contributions
          and After-Tax Contributions (ACP Test)..........................  18
     4.4  Multiple Use of Alternative Limitations Under ADP and ACP
          Tests...........................................................  19
     4.5  Corrective Procedures to Satisfy Discrimination Tests...........  19
     4.6  Return of Contributions.........................................  20
     4.7  Recharacterization of Excess Before-Tax Contributions...........  22

SECTION 5    ACCOUNT ADMINISTRATION.......................................  24

     5.1  Types of Accounts...............................................  24
     5.2  Investment Options..............................................  24
     5.3  Allocation of Trust Fund Earnings and Losses to Participant
          Accounts........................................................  26
     5.4  Valuation of the Trust Fund.....................................  27
     5.5  Account Statements..............................................  27

SECTION 6    INVESTMENT OF CONTRIBUTIONS..................................  28

     6.1  Optional Funds..................................................  28
     6.2  Selection of Investment Funds...................................  28
     6.3  Change in Investment of Future Contributions....................  28
     6.4  Changes in Investment of Existing Accounts......................  29
     6.5  Investment of Company Contributions.............................  29

Table of Contents
  (continued)

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                                                                          ----
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SECTION 7    BENEFITS AND FORMS OF PAYMENT................................  31

     7.1  Eligibility for Benefits........................................  31
     7.2  Time of Benefit Commencement....................................  31
     7.3  Form of Payment.................................................  33
     7.4  Distributions of Stock..........................................  33
     7.5  Withdrawals Prior to Termination................................  34
     7.6  Hardship Withdrawal.............................................  36

SECTION 8    VESTING......................................................  39

     8.1  Vesting.........................................................  39
     8.2  Forfeitures.....................................................  40
     8.3  Reemployment....................................................  40
     8.4  Suspension of Installment Payments..............................  41

SECTION 9    LIMITATION ON CONTRIBUTIONS .................................  42

     9.1  Maximum Annual Contribution to the Plan.........................  42
     9.2  Additional Limitation Relating to Defined Benefit Plans.........  43

SECTION 10   TOP HEAVY PROVISIONS.........................................  45

     10.1 Scope...........................................................  45
     10.2 Top Heavy Status................................................  45
     10.3 Minimum Contribution............................................  47
     10.4 Limitation to Annual Additions in Top Heavy Plan................  48
     10.5 Vesting.........................................................  48

SECTION 11   ADMINISTRATION OF THE PLAN...................................  49

     11.1 Plan Administrator..............................................  49
     11.2 Organization and Procedures.....................................  49
     11.3 Duties and Authority of Committee...............................  49
     11.4 Expenses........................................................  50
     11.5 Bonding and Insurance...........................................  51
     11.6 Commencement of Benefits........................................  51
     11.7 Appeal Procedure................................................  52
     11.8 Plan Administration - Miscellaneous.............................  53
     11.9 Domestic Relations Orders.......................................  55
     11.10  Plan Qualification............................................  56
     11.11  Deductible Contribution.......................................  56
     11.12 Voting of Company Stock and SpaceLabs Medical, Inc. Stock......  56

Table of Contents
  (continued)

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                                                                          ----
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SECTION 12    AMENDMENT AND TERMINATION...................................  58

     12.1 Amendment and Termination.......................................  58
     12.2 Consolidation or Merger.........................................  58
     12.3 Termination of the Plan.........................................  59
     12.4 Allocation of the Trust Fund on Termination of Plan.............  59
     12.5 Partial Termination.............................................  60

SECTION 13    FUNDING.....................................................  61

     13.1 Contributions to the Trust Fund.................................  61
     13.2 Trust Fund for Exclusive Benefit of Participants................  61
     13.3 Trustee.........................................................  61
     13.4 Investment Manager..............................................  61

SECTION 14    FIDUCIARIES.................................................  63

     14.1 Limitation of Liability of the Company and Others...............  63
     14.2 Indemnification of Fiduciaries..................................  63
     14.3 Scope of Indemnification........................................  63

SIGNATURE PAGE............................................................  64

APPENDIX 1................................................................  65

                                    PREAMBLE


          THIS SAVINGS AND STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan," formerly known as the Westmark International Incorporated Incentive Savings and Stock Ownership Plan and now known as the Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan) is amended and restated effective June 26, 1992 by Advanced Technology Laboratories, Inc., a Delaware corporation (hereinafter "Company").

          WHEREAS, the Plan is a profit sharing plan and the purpose of the Plan is to attract and retain Eligible Employees by providing them with an opportunity to save for their retirement; and

          WHEREAS, the Plan was adopted by Westmark International Incorporated effective January 1, 1987 and was amended and restated effective January 1, 1989; and

          WHEREAS, effective June 26, 1992, the corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc. and the Plan was divided into two plans, with the portion of the Plan attributable to SpaceLabs, Inc. as a Participating Company becoming the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan; and

          WHEREAS, the Company desires to amend and restate the Plan to change the name of the Plan and to effect certain other changes; and

          WHEREAS, the Plan shall be maintained for the exclusive benefit of covered Employees, and is intended to comply with the Internal Revenue Code of 1986, as amended, including without limitation Section 401(k) thereof, the Employee Retirement Income Security Act of 1974, as amended, and other applicable law;

          NOW, THEREFORE, except as otherwise specified herein, the Company does hereby amend and restate the Plan as set forth in the following pages effective June 26, 1992.

                                   SECTION 1

                                  DEFINITIONS


The following terms when used herein shall have the following meaning, unless a different meaning is plainly required by the context. Capitalized terms are used throughout the Plan text for terms defined by this and other sections.

1.1  Account
     -------

     "Account" means a Participant's Before-Tax Contribution Account, Company Matching Contribution Account, Supplemental Company Contribution Account, After-Tax Contribution Account and Rollover Account.

1.2  Affiliated Companies
     --------------------

     "Affiliated Companies" means

     (a)  the Company,

     (b) any other corporation which is a member of a controlled group of corporations which includes the Company (as defined in Section 414(b) of the Code),

     (c) any other trade or business under common control with the Company (as defined in Section 414(c) of the Code), or

     (d) an affiliated service group which includes the Company (as defined in Section 414(m) of the Code).

     For purposes of the limitation on contributions in Section 9, the determination of whether a corporation is an Affiliated Company will be made in accordance with Sections 414(b) and (c) of the Code as modified in
     Section 415(h).

1.3  After-Tax Contribution Account
     ------------------------------

     "After-Tax Contribution Account" means an account established to hold a Participant's After-Tax Contributions to the Plan.

1.4  Before-Tax Contribution Account
     -------------------------------

     "Before-Tax Contribution Account" means an account established to receive a Participant's Before-Tax Contributions to the Plan.

1.5  Beneficiary
     -----------

     "Beneficiary" means the person or persons designated to be the Beneficiary by the Participant in writing to the Committee. In the event a married Participant designates someone other than his or her spouse as Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing, which names the designated Beneficiary and is notarized, or witnessed by a Plan representative. If a Participant fails to designate a Beneficiary or no designated Beneficiary survives the Participant, the Committee may direct that payment of benefits be made in equal shares to the person or persons in the first of the following classes of successive preference Beneficiaries to survive the Participant. The
     Participant's:

     (a)  spouse,
     (b)  descendants, per stirpes,
     (c)  parents,
     (d)  brothers and sisters,
     (e)  estate.

1.6  Board of Directors
     ------------------

     "Board of Directors" means the Board of Directors of Advanced Technology Laboratories, Inc., a Delaware corporation.

1.7  Code
     ----

     "Code" means the Internal Revenue Code of 1986, as amended and including all regulations promulgated pursuant thereto.

1.8  Committee
     ---------

     "Committee" means the Advanced Technology Laboratories, Inc. Benefits Committee as from time to time constituted and appointed by the Compensation Committee of the Board of Directors of the Company to administer the Plan.

1.9  Company
     -------

     "Company" means Advanced Technology Laboratories, Inc., a Delaware corporation. For purposes other than Sections 12, 13 and 14, the term "Company" shall also include other Participating Companies as provided from time to time in Appendix I to this Plan.

1.10 Company Matching Contributions
     ------------------------------

     "Company Matching Contributions" has the meaning set forth in Section
     4.1(c).

1.11 Company Matching Contribution Account
     -------------------------------------

     "Company Matching Contribution Account" means an account established to receive a Participant's share of Company Matching Contributions to the Plan.

1.12 Company Stock
     -------------

     "Company Stock" means the common stock of the Company.

1.13 Compensation
     ------------

     "Compensation," for any Plan Year, has the meaning set forth in Section 415(c)(3) of the Code, provided, for purposes of determining who is a Highly Compensated Employee, "Compensation" shall also include Participant Before-Tax Contributions to this Plan and elective Employee contributions to a cafeteria plan described in Code Section

     125.

1.14 Current Market Value
     --------------------

     "Current Market Value," as applied to the common stock of the Company on any day, means the closing market price of such stock on the NASDAQ National Market on such day, or if the common stock of the Company was not traded on such day, the closing price on the next preceding trading day on which the common stock of the Company is traded.

1.15 Disabled
     --------

     "Disabled" means that a Participant is entitled to benefits under a long term disability plan sponsored by the Participating Company, or a long term disability plan to which the Participating Company contributes on behalf of the Participant.

1.16 Early Terminee
     --------------

     "Early Terminee" means a Participant with a vested Account balance greater than $3,500, whose employment has terminated prior to age 55 by reason other than death but who has elected to defer receipt of payment of his Accounts for a period of more than ninety (90) days after termination.

1.17 Earnings
     --------

     "Earnings" for any Plan Year means basic compensation and commissions paid to an Employee for services rendered to the Participating Company (calculated without regard to any reduction for Before-Tax Contributions or pre-tax contributions to a cafeteria plan pursuant to Section 125 of the
     Code), excluding amounts deferred pursuant to a non-qualified deferred compensation plan, and also excluding additional compensation such as shift differentials, overtime, severance payments, living and similar allowances, bonuses, and any wages paid by a foreign branch or subsidiary of the Company under a non-U.S. payroll.

     For purposes of determining the amount of a Supplemental Company Contribution as provided in Section 4.1(d), in the discretion of the Participating Company making the contribution, "Earnings" may exclude commissions.

     Notwithstanding the foregoing, annual Earnings in excess of $200,000 shall be disregarded; provided, however, that this $200,000 limit shall be automatically adjusted to the maximum permissible dollar limitation permitted by the Commissioner of the Internal Revenue Service. In determining Earnings of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Earnings as determined under this Section 1.17 prior to the application of this limitation.

1.18 Effective Date
     --------------

     "Effective Date" means January 1, 1987, or with respect to any company specified in appendices to this Plan, the date such Company adopted the Plan.

1.19 Eligible Employee
     -----------------

     "Eligible Employee" means any Employee who is on the U.S. payroll of the Company and who is not:

     (a)  a leased employee; or

     (b)  a temporary employee; or

     (c) covered under a collective bargaining agreement where retirement benefits were the subject of good faith bargaining which does not provide for retirement benefits under this Plan.

1.20 Employee
     --------

     "Employee" means any person (including any officer or director) who is employed by the Company as a common law employee and any leased employee within the meaning of Code Section 414(n)(2); provided, however, if leased employees constitute twenty percent or less of the Company's non-highly compensated work force, the term "Employee" shall not include a leased employee who is covered by a plan maintained by the leasing organization which meets the requirements of Code Section 414(n)(5).

1.21 Employment Commencement Date
     ----------------------------

     "Employment Commencement Date" means the later of the Effective Date and the date on which an Employee first completes an Hour of Service for the Participating Company during the current period of employment.

1.22 ERISA
     -----

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and including all regulations promulgated pursuant thereto.

1.23 Highly Compensated Employee
     ---------------------------

     "Highly Compensated Employee" means an Employee who, during the Plan Year or the twelve-month period preceding the Plan Year, is included in one of the following categories within the meaning of Section 414(q) of the Code and regulations thereunder:

     (a)  an Employee who was at any time a 5% owner of a Participating Company;

     (b) an Employee who received aggregate Compensation from all the Affiliated Companies in excess of the dollar limitation under Section 414(q)(1)(B) of the Code ($93,518 for the Plan Year ending December 31, 1992);

     (c) an Employee who received aggregate Compensation from all the Affiliated Companies in excess of the dollar limitation contained in
          Section 414(q)(1)(C) of the Code ($62,345 for the Plan Year ending December 31, 1992) and was in the "top paid group" as defined in
          Section 414(q)(4) of the Code; or

     (d) an officer of a Participating Company whose annual Compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code ($56,111 for the Plan Year ending December 31, 1992).

     An Employee described in subparagraphs (b) through (d) above for the Plan Year in question, who is not one of the 100 highest paid Employees in the current Plan Year, will not be considered a Highly Compensated Employee for the current year unless he or she was a Highly Compensated Employee in the preceding Plan Year (without regard to this sentence).

     No more than 50 Employees shall be considered officers or if less, no more than the greater of (i) 3 or (ii) 10% of all Employees shall be considered officers. If all officers earn less than the Compensation threshold in subparagraph (d) above, then the highest paid officer shall be considered highly compensated.

     In determining Highly Compensated Employees, the rules of Section 414(q)(6) of the Code shall apply. The term "family" shall include only the spouse of the employee or former employee and any lineal ascendants and descendants and the spouses of such ascendants and descendants.

     The Company may elect, by resolution, from year to year, to make the determination of Highly Compensated Employees for the twelve-month period preceding the Plan Year, described above, with respect to the calendar year that coincides with the current plan year rather than with respect to the twelve-month period preceding the current plan year.

     The Company may elect, by resolution, for any year during which the Company at all times maintained significant business activities and employed employees in at least two significantly separate geographic areas, to modify the above definition by substituting the dollar amount in subparagraph (d) for the dollar amount in subparagraph (b) and by disregarding subparagraph (c).

1.24 Hour of Service
     ---------------

     "Hour of Service" means each hour for which an Employee is paid or entitled to payment by the Company or any Affiliated Companies on account of:

     (a)  Performance of duties;

     (b) A period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to 29 CFR 2530.200b-2(b) and (c), which are incorporated herein by this reference; and

     (c) An award of back pay, irrespective of mitigation of damages, agreed to by the Participating Company or any Affiliated Company. However, hours credited under (a) or (b) above shall not also be credited under this subsection (c).

1.25 Normal Retirement Date
     ----------------------

     "Normal Retirement Date" means the first day of the month coinciding with or immediately preceding the Participant's sixty-fifth (65th) birthday.


1.26 Participant
     -----------

     "Participant" means any Eligible Employee who qualifies for participation pursuant to Section 2. A vested Participant shall cease to be a Participant when his or her vested Accounts are fully paid.

1.27 Participating Company
     ---------------------

     "Participating Company" means the Company or any Affiliated Company that adopts the Plan with the approval of the Board of Directors of the Company, and any successor thereto. A list of all Participating Companies is attached as Appendix I to the Plan.

1.28 Period of Service
     -----------------

     "Period of Service" means the period of time commencing with the Employment Commencement Date and ending on the Severance From Service Date. Non-successive periods are aggregated to determine the Employee's total Period of Service. An Employee's Period of Service shall also include the following:

     (a)  Periods not in Service due to Temporary Termination;

     (b) Periods of Service required to be taken into account by Section 414(a)(1) of the Code or under Treasury Regulations issued pursuant to
          Section 414(a)(2) of the Code, and Service with Affiliated Companies. Where the Company maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Company, as may be required by the Code; and

     (c) For any Participant who became an Employee prior to September 1, 1987, any period of employment with a Participating Company under the Squibb Corporation Incentive Savings and Stock Ownership Plan to the extent such employment was credited as "Service" under that plan.

     Notwithstanding the above, with respect to an individual who was a Participant in this Plan and whose Account balances were transferred to the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan between June 25 and December 31, 1992, such Employee's Period of Service under this Plan, for participation and vesting purposes, shall begin on the first Employment Commencement Date after December 31, 1992 that follows such transfer of the Employee's Accounts.

1.29 Period of Severance
     -------------------

     "Period of Severance" means the period of time commencing at the Severance From Service Date and ending on the date the Employee again performs an Hour of Service for the Participating Company; provided, however, such period shall commence one year later if a male or female Employee is absent due to pregnancy, birth or adoption of a child, or caring for a child immediately following birth or adoption.

1.30 Plan
     ----

     "Plan" means the Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan either in its previous or present form or as amended from time to time.

1.31 Plan Administrator
     ------------------

     "Plan Administrator" means the person or entity designated in Section 11 to administer the Plan.

1.32 Plan Year
     ---------

     "Plan Year" means the twelve-month period commencing each January 1 and ending each December 31.

1.33 Rollover Account
     ----------------

     "Rollover Account" means an account established to hold a Participant's rollover contribution to the Plan.

1.34 Service
     -------

     "Service" with a Participating Company means periods for which an Employee is paid or entitled to payment for the performance of duties for the Participating Company. Service shall include a period of employment with a predecessor to the Participating Company to the extent (i) provided by the Board in its discretion on a non-discriminatory basis as to all Employees similarly situated or (ii) required by Section 414(a) of the Code.

1.35 Severance From Service Date
     ---------------------------

     "Severance From Service Date" means the earlier of the date on which an Employee quits, retires, is discharged or dies, or the first anniversary of absence from work for any other reason. An individual employed by an Affiliated Company other than the Company shall incur a Severance From Service Date on the date the individual's employer ceases to be an Affiliated Company of the Company.

1.36 Supplemental Company Contribution Account
     -----------------------------------------

     "Supplemental Company Contribution Account" means an account established to receive a Participant's share of Supplemental Company Contributions to the Plan.

1.37 Temporary Termination
     ---------------------

     Termination is deemed "Temporary" if the Employee is rehired and in Service within one year of the initial date of absence from work.

1.38 Terminated
     ----------

     "Terminated" means no longer in Service or employed as an Employee with the Company or any Affiliated Company for reasons of resignation, retirement, discharge or death.

1.39 Trust or Trust Fund
     -------------------

     "Trust" or "Trust Fund" means the trust fund into which shall be paid all contributions and from which all benefits shall be paid under this Plan.

1.40 Trustee
     -------

     "Trustee" means the trustee or trustees who receive, hold, invest, and disburse the assets of the Trust in accordance with the terms and provisions set forth in a trust agreement.

1.41 Valuation Date
     --------------

     "Valuation Date" means the last business day in each calendar quarter and any other day which the Plan Administrator may designate from time to time.

1.42 Additional Definitions in Plan
     ------------------------------

     The following terms are defined in the following sections of the Plan.

                                                  Section
                                                  -------
     ACP Test                                      4.3
     ADP Test                                      3.4
     After-Tax Contributions                       4.1(b)
     Aggregate Account                            10.2(e)
     Aggregation Group                             9.2(h)
     Annual Additions                              9.1
     Before-Tax Contributions                      3.1(a)
     Company Stock Fund                            5.2(a)
     Company Matching Contributions                4.1(c)
     Determination Date                           10.2(c)
     Diversified Equity Fund I                     5.2(c)
     Diversified Equity Fund II                    5.2(d)
     Domestic Relations Order                     11.9
     Fixed Income Fund                             5.2(b)
     Investment Manager                           13.4
     International Fund                            5.2(e)
     Key Employee                                 10.2(g)
     Lump Sum Supplemental Contribution            4.1(e)
     Part-Time Employee                            2.1(b)
     Present Value of Accrued Benefit             10.2(f)
     SpaceLabs Stock Fund                          5.2(f)
     Super Top Heavy                              10.2(b)
     Supplemental Company Contributions            4.1(d)
     Top Heavy                                    10.2(a)
     Valuation Date (for Top Heavy)               10.2(d)

                                   SECTION 2

                                 PARTICIPATION

2.1  Participation
     -------------

     (a) Each Eligible Employee (other than a Part-Time Employee as described below) who is not already a Participant shall become a Participant in this Plan on the first day of the month coinciding with or following completion of a one-year Period of Service provided he or she is an Eligible Employee on such date.

     (b) An Eligible Employee who is a Part-Time Employee shall become a Participant on the first day of any subsequent month following a twelve-month period during which he or she is credited with at least 1,000 Hours of Service. Such twelve-month period shall commence on the Employee's Employment Commencement Date and each January 1 thereafter.

          Part-Time Employee means an Employee who is employed for less than a full-time basis based on uniform rules established by the Committee and consistently applied to all persons similarly situated.

2.2  Reemployment After Termination
     ------------------------------

     Upon the reemployment of a Terminated former Participant as an Eligible Employee, he or she shall immediately become a Participant.

     An Employee who Terminates prior to becoming a Participant and is later reemployed shall become a Participant upon satisfying the requirements of
     Section 2.1. A Period of Service earned prior to Termination shall not be forfeited for purposes of this Section 2.

2.3  Employees in a Bargaining Unit
     ------------------------------

     An Employee belonging to a collective bargaining unit, which has entered an agreement with the Participating Company that does not provide for retirement benefits under this Plan, shall not qualify for participation. If such an Employee is a Participant when such an agreement is entered, the Employee shall cease active participation on the effective date of the bargaining agreement. If such an agreement provides for Plan participation, a covered Employee may continue or resume participation.

                                   SECTION 3

                            BEFORE-TAX CONTRIBUTIONS


3.1  Salary Deferral Agreement
     -------------------------

     (a)  General
          -------

          A Participant who desires to make salary deferrals pursuant to this
          Section 3.1 shall enter a salary deferral agreement with the Participating Company at least 15 days prior to the first day of the month on which the salary deferral is to commence. Such agreement shall authorize the Company to make payroll deductions equal to a whole percentage of Earnings between 2% and 16% designated as Before-Tax Contributions. Payroll deductions shall be based on Earnings for each payroll period.

          To the extent a Participant's salary deferral agreement is based on a percentage of Earnings, the dollar amount of a Participant's salary deferral shall be automatically increased or decreased to reflect changes in the amount of the Participant's Earnings. The salary deferral agreement shall be effective on the first day of the payroll period coinciding with or following the later of: (1) the date participation commences, or (2) the first day of the month which coincides with or next follows completion of the agreement, and shall remain in effect until such agreement is superseded by a subsequent agreement or revoked. Deferrals shall be deducted from Participant Earnings each payroll period, except for those periods in which the deferral amount exceeds the amount remaining after other payroll deductions. In the event a deduction is not taken in a payroll period, the Committee, with sole discretion, shall determine whether there will be a make-up deduction in a subsequent payroll period.

     (b)  Maximum Dollar Contribution
          ---------------------------

          Notwithstanding the foregoing, Before-Tax Contributions for any calendar year to this Plan (and any other plans of Affiliated Companies subject to Section 402(g) of the Code) shall not exceed the maximum dollar limitation on elective deferrals under Section 402(g) of the Code ($8,728 for 1992).

3.2  Participant Modification of Salary Deferral Agreement
     -----------------------------------------------------

     The payroll deduction percentages designated in the Participant's salary deferral agreement shall continue in effect regardless of changes in Earnings until the Participant elects in writing to change the percentage. A Participant may change the deferral amount by completing a new salary deferral agreement and submitting it to the Committee. The agreement will become effective on the first day of the month after 15 days from the date such notice is received by the Committee. Completion of a salary deferral agreement shall automatically revoke all prior salary deferral agreements entered into by a Participant. No more than one such change may be made within a six-month period.

     A Participant may discontinue contributions effective on the first day of any future month by submitting a request form to the Committee at least 15 days prior to the effective date. Contributions may be resumed on the first day of any month after having been suspended for at least four months, upon at least 15 days' notice to the Committee.

3.3  Procedure for Making and Revoking Salary Deferral Agreement
     -----------------------------------------------------------

     The salary deferral agreement and any modification or revocation thereof shall be made by the Participant on such form, within such time and in accordance with such rules and procedures as prescribed by the Committee.

3.4  Non-Discrimination Test For Deferrals (ADP Test)
     ------------------------------------------------

     For each Plan Year, the Plan must meet one of the actual deferral percentage (hereinafter "ADP") tests described below to satisfy the non-discrimination requirement. For purposes of this ADP test, Eligible Employees who do not qualify for participation pursuant to Section 2 shall not be considered.

     (a) The ADP for the group of Eligible Employees who are Highly Compensated Employees does not exceed the ADP for all other Eligible Employees multiplied by 1.25; or

     (b) The ADP for the group of Eligible Employees who are Highly Compensated Employees (i) is not more than two percentage points higher than the ADP for all other Eligible Employees and (ii) does not exceed the ADP for all other Eligible Employees multiplied by 2.

     The ADP for a specified group of Eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group to the nearest one-hundredth of one percent of the Employee's Compensation) of (i) Participant Before-Tax Contributions to (ii) the Employee's Compensation earned while eligible to participate, determined in accordance with Code
     Section 401(k) and regulations pursuant thereto. For purposes of the ADP tests, the definition of "Compensation" may be modified from year to year to mean any definition of compensation that complies with Section 414(s) of the Code.

     In applying the foregoing tests, Compensation paid to and Before-Tax Contributions on behalf of family members (as defined in Code Section 414(q)(6)(B)) of a Highly Compensated Employee who is a 5% owner or in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation shall be considered together to determine a combined ADP for the family group (which is treated as one Highly Compensated Employee).

     If for any Plan Year a Highly Compensated Employee is also eligible to participate in another cash for deferred arrangement maintained by any Affiliated Company, then the ADP of such Highly Compensated Employee shall be determined by treating all the cash or deferred arrangements in which he or she is eligible to participate and this Plan as one arrangement.

                                   SECTION 4

                               PLAN CONTRIBUTIONS


4.1  Participant and Company Contributions
     -------------------------------------

      (a) Participant Payroll Deduction Contributions
          -------------------------------------------

          The Company shall make a Participant Before-Tax Contribution on behalf of each active Participant in an amount equal to 100% of the salary deferral amount pursuant to the Participant's salary deferral agreement, as provided in Section 3, for each payroll period. Participant contributions shall be credited to the Participant's Before-Tax Contribution Account.

          To the extent a Participant's salary deferral agreement is based on a percentage of Earnings, the dollar amount of a Participant's Before-Tax Contributions shall be automatically increased or decreased to reflect changes in the amount of the Participant's Earnings.

          The Company shall pay the Participants' Before-Tax Contributions in cash to the Trustee within a reasonable time after each pay-period but not later than a reasonable time after the end of each month.


     (b)  Employee After-Tax Contributions
          --------------------------------

          A Participant may elect to contribute to the Plan, through payroll deductions, an amount equal to a whole percentage of Earnings between 2% and 16%, reduced by the amount (if any) of the Before-Tax Contributions to be made on his behalf. Such amounts are referred to as After-Tax Contributions. A Participant may make such election by filing a written application which authorizes a deduction of contributions from his Earnings at least 15 days prior to the first day of the month on which a deduction is to commence. After-Tax Contributions shall be credited to the Participant's After-Tax Contribution Account.

          An election to make After-Tax Contributions may be modified or canceled subject to the same provisions that apply to Before-Tax Contributions pursuant to Section 3.2.

          The dollar amount of a Participant's After-Tax Contributions shall be automatically increased or decreased to reflect changes in the amount of the Participant's Earnings.

          The Company shall pay the Participants' After-Tax Contributions in cash to the Trustee within a reasonable time after each pay-period but not later than a reasonable time after the end of each month.

     (c)  Company Matching Contributions
          ------------------------------

          Each Company shall make the Company Matching Contribution for any Plan Year in an amount equal to:

          (i) 50% of the first 3% of each Participant's Before-Tax Contributions and After-Tax Contributions in respect of Earnings paid by the Company during such Plan Year; and

          (ii) 25% of each Participant's Before-Tax Contributions and After-Tax Contributions over 3% and up to 6% of Earnings paid by the Company during such Plan Year.

          Provided that, Participant Lump Sum Supplemental Contributions pursuant to Section 4.1(e) will not be matched by a Company Matching Contribution.

          Such amounts shall be called Company Matching Contributions. The percentage of Company Matching Contributions shall be determined separately for the Company from time to time by the Board, subject to the percentage limitations contained in the preceding sentence. The rate of Company Matching Contributions shall be certified to the Committee and shall remain effective until changed by the Board and certified to the Committee. Company Matching Contributions shall be credited to the Participants' Company Matching Contribution Accounts.

          The amount of the Company Matching Contributions due under this
          Section 4.1(c) (reduced by any Company Matching Contributions forfeited during the month, as provided in Section 8.2) shall be remitted to the Trustee within a reasonable time after each pay period but not later than a reasonable time after the end of each month.

          The Company may, at its option, make its contribution under this
          Section 4.1(c) by delivering or causing to be delivered to the Trustee shares of Company Stock at the aggregate Current Market Value of the stock so delivered on the date of the delivery. Such shares shall be treasury shares, authorized but unissued shares or shares purchased on the open market.

     (d)  Supplemental Company Contributions
          ----------------------------------

          On the last day of the Plan Year, each Participating Company may contribute a uniform percentage of a Participant's Earnings, on behalf of each Participant who completed 1,000 or more Hours of Service during the Plan Year and (i) who is employed on the first and last days of the Plan Year, (ii) who terminated employment during the Plan Year as a result of retirement, Disability or death, or (iii) who was employed by the Participating Company but who was transferred during the Plan Year to the employ of an Affiliated Company that is not a Participating Company.

          Amounts contributed by each Participating Company may be different from the amount contributed by another Participating Company. Amounts contributed by each Participating Company will be allocated only to Participants employed by that Participating Company, based on Earnings paid by that Participating Company. Such amounts are referred to as Supplemental Company Contributions and shall be credited to Supplemental Company Contribution Accounts. The percentage of Supplemental Company Contributions shall be determined separately for each Participating Company by the Board.

          In the discretion of the Participating Company making the contribution, a Supplemental Company Contribution may be based on Earnings as defined in Section 1.17.

          Supplemental Company Contributions shall be remitted to the Trustee on or before the due date for filing the Company's Federal income tax return for the Plan Year, including extensions.

          A Participating Company may, at its option, make its contributions under this Section 4.1(d) by delivering or causing to be delivered to the Trustee shares of Company Stock at the aggregate Current Market Value of the stock so delivered on the date of delivery. Such shares shall be treasury shares, authorized but unissued shares or shares purchased on the open market.

     (e)  Lump-Sum Supplemental Contributions
          -----------------------------------

          In addition to any other contributions made by him, a Participant who has completed at least five years of Service with the Participating Company may make a contribution to the Plan, effective as of the last day of any month, by delivering a check to the Participating Company, provided that no more than two Lump-Sum Supplemental Contributions may be made hereunder by a Participant in any calendar year. Lump-Sum Supplemental Contributions shall be treated as After-Tax Contributions and credited to the Participant's After-Tax Contribution Account.

          The Company shall pay the Lump-Sum Supplemental Contributions in cash to the Trustee within a reasonable time after receipt of a Participant's check.

     (f)  Rollover Contributions
          ----------------------

          An Eligible Employee may request in writing that the Committee permit acceptance of a rollover amount which was distributed from another qualified plan or conduit Individual Retirement Account (IRA). The amount must be rolled over by the Eligible Employee within 60 days of receiving the distribution from the other plan or conduit IRA. The Committee shall have total discretion over acceptance of such amounts into this Plan; provided, rollovers of any type of property other than cash will not be accepted. In the event an Eligible Employee is permitted to contribute a rollover amount, such amount shall be allocated to a separate, fully vested account and subject to the same terms of the Plan as other amounts in a Before-Tax Contribution Account, provided, amounts in a Rollover Account may be withdrawn in Service at any time.

          If the Eligible Employee never satisfies the participation requirements of Section 2, the Eligible Employee shall be considered a Participant only with respect to the rollover amount.

4.2  Time of Contribution
     --------------------

     In no event shall contributions for any Plan Year be made later than the time prescribed by law (i) for the deduction of such contributions for purposes of Federal income tax, as determined by the applicable provisions of the Code, or (ii) for making such contributions under a cash or deferred arrangement (within the meaning of Section 401(k) of the Code).

4.3  Non-Discrimination Test for Company Matching Contributions and After-Tax
     ------------------------------------------------------------------------
     Contributions (ACP Test)
     ------------------------

     For each Plan Year the Plan must meet one of the average contribution percentage (hereinafter "ACP") tests described below to satisfy this non-discrimination requirement. For purposes of this ACP test, Eligible Employees who do not qualify for participation pursuant to Section 2 shall not be considered.

     (a) The ACP for the group of Eligible Employees who are Highly Compensated Employees does not exceed the ACP for all other Eligible Employees multiplied by 1.25; or

     (b) The ACP for the group of Eligible Employees who are Highly Compensated Employees (i) is not more than two percentage points higher than the ACP for all other Eligible Employees and (ii) does not exceed the ACP for all other Eligible Employees multiplied by 2.

     The ACP for a specified group of Eligible Employees shall be the average of the ratios (calculated separately for each Employee in the group to the nearest one-hundredth of one percent of the Employee's Compensation) of (i) Company Matching Contributions on behalf of each such Employee and the Employee's After-Tax Contributions and Lump-Sum Supplemental Contributions, if any, to (ii) the Employee's Compensation earned while eligible to participate, determined in accordance with Code Section 401(m) and regulations pursuant thereto. For purposes of the ACP tests, the definition of "Compensation" may be modified from year to year to mean any definition of compensation that complies with Section 414(s) of the Code.

     In applying the foregoing tests, Compensation paid to and contributions on behalf of family members (as defined in Code Section 414(q)(6)(B)) of a Highly Compensated Employee who is a 5% owner or in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation shall be considered together to determine a combined ACP for the family group (which is treated as one Highly Compensated Employee).

     If for any Plan Year a Highly Compensated Employee is also eligible to participate in another plan offering company matching contributions and/or after-tax contributions maintained by any Affiliated Company, the ACP of such Highly Compensated Employee shall be determined by aggregating all such contributions.

4.4  Multiple Use of Alternative Limitations Under ADP and ACP Tests
     ---------------------------------------------------------------

     If the sum of the ADP and ACP for Highly Compensated Employees determined under Section 3.4 and Section 4.3, respectively, after correcting any excess deferrals or contributions pursuant to Section 4.5, exceeds the Aggregate Limit defined below, then Highly Compensated Employee contributions shall be further limited pursuant to this section. This multiple use limitation shall be applied in accordance with the provisions of Treas. Reg. Sections 1.401(m)-1 and 1.401(m)-2.

     The Aggregate Limit means the greater of (a) or (b) below:

     (a)  the sum of:

          (i) 1.25 multiplied by the greater of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees, and

          (ii) two plus the lesser of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees (in no event shall this amount exceed twice the lesser of such ADP or
               ACP).

     (b)  the sum of:

          (i) 1.25 multiplied by the lesser of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees, and

          (ii) two plus the greater of the ADP or the ACP for the group of all Eligible Employees who are not Highly Compensated Employees (in no event shall this amount exceed twice the greater of such ADP or ACP).

4.5  Corrective Procedures to Satisfy Discrimination Tests
     -----------------------------------------------------

     If at any time during a Plan Year the Committee determines on a projected basis that it is necessary to reduce the Participant Before-Tax Contributions, After-Tax Contributions or Company Matching Contributions of any Highly Compensated Employee to satisfy the dollar limit on annual deferrals, the ADP non-discrimination test, the ACP non-discrimination test, or the multiple use of alternative limitations test, it shall have the authority to do so in such amounts and for such periods of time as it shall deem necessary under the circumstances.

     The Committee may, in its sole discretion, elect to aggregate Company Matching Contributions and/or Supplemental Company Contributions with Participant Before-Tax Contributions to the extent necessary to satisfy the ADP discrimination test provided such aggregation does not itself result in discrimination. Notwithstanding any Plan provisions to the contrary, any Company contributions so aggregated shall be 100% vested as of the date contributed to the Plan and shall be subject to the withdrawal provisions of Section 7.4 as if they are Before-Tax Contributions. The
     ACP test must be passed without taking such Company contributions into account.

     The Committee may also, in its sole discretion, elect to aggregate Supplemental Company Contributions with Company Matching Contributions to the extent necessary to satisfy the ACP discrimination test, provided such aggregation does not itself result in discrimination. Notwithstanding any Plan provision to the contrary, any Company contributions so aggregated shall be 100% vested, and shall be subject to the withdrawal provisions of
     Section 7.4 as if they are Before-Tax Contributions.

4.6  Return of Contributions
     -----------------------

     (a)  Mistake of Fact
          ---------------

          If the amount of contribution made to the Plan by a Participating Company for any Plan Year is in excess of the amount required under
          Section 4.1, and such excess payment is due to mistake of fact, the Participating Company shall have the right to recover such excess contribution within one year after the date the contribution is made to the Trustee. The return of a contribution shall be permitted hereunder only if the amount so returned (i) is the excess of the amount actually contributed over the amount which would have otherwise been contributed, (ii) does not include the earnings attributable to such contribution, and (iii) is reduced by any losses attributable to such contribution.

     (b)  Excess Deferrals
          ----------------

          An excess deferral exists for a Participant if Before-Tax Contributions under this Plan together with any other plans subject to the deferral limit in Code Section 402(g) (for 1992 this limit is $8,728) exceed such dollar limitation for any calendar year.

          In the event an excess deferral exists in plans maintained by the Participating Company (and Affiliated Companies, if applicable), such excess deferral, adjusted for investment gains or losses, less amounts previously returned pursuant to subparagraph (c), shall be distributed no later than April 15 following the calendar year in which the excess deferral occurred.

          In the event an excess deferral exists in plans maintained by the Company and any unrelated employer(s), and a Participant submits a written request for a return of excess deferrals by March 1 following the calendar year in which an excess deferral occurs (or any other date authorized by the Committee), the Committee shall distribute such excess deferral, adjusted for investment gains or losses, less amounts previously returned pursuant to subparagraph (c), no later than April 15 following the calendar year in which the excess deferral occurred. Such written request shall contain information which the Committee may require.

     (c)  ADP Excess Contribution
          -----------------------

          An ADP excess contribution exists if contributions under this Plan on behalf of Highly Compensated Employees fail to meet the ADP test described in Section 3.4. Within twelve months after the end of the Plan Year for which there is an excess, contributions which exceed the ADP limitation, adjusted for earnings and losses, less amounts previously returned pursuant to subparagraph (b), shall be distributed to Highly Compensated Employees by reducing each Highly Compensated Employee's deferral in the order of deferral percentages beginning with the highest.

          In the event excess deferrals are returned to a Highly Compensated Employee whose contributions and Compensation were aggregated with other family members for purposes of the ADP test in Section 3.4, such returned amounts shall be returned to each family member in the same proportion that his or her contributions and Compensation bears to total contributions and Compensation of the family member group.

     (d)  ACP Excess Contribution
          -----------------------

          An ACP excess contribution exists if contributions under this Plan on behalf of Highly Compensated Employees fail to meet the ACP test described in Section 4.3. Within twelve months after the end of the Plan Year for which there is an excess, unmatched After-Tax Contributions, and then matched After-Tax Contributions and Company Matching Contributions (in equal amounts) of Highly Compensated Employees which exceed the ACP limitation shall be reduced, beginning with the highest contribution percentage and then continuing with each next lower percentage as the ceiling declines, as follows:

          (i) Any amount reduced from After-Tax Contributions (including recharacterized contributions) shall be distributed with related earnings to the Employee to whom it applies.

          (ii) Any amount reduced from Company Matching Contributions shall be distributed, with related earnings, to the extent vested, to the Employee to whom it applies.

          (iii) Any amount reduced from Company Matching Contributions not distributed under (ii) above shall be forfeited, with related earnings. Amounts so forfeited shall be applied to offset future Company Matching Contributions.

          In the event excess deferrals are returned to a Highly Compensated Employee whose contributions and Compensation were aggregated with other family members for purposes of the ACP test in Section 4.3, such returned amounts shall be returned to each family member in the same proportion that his or her contributions and Compensation bears to total contributions and Compensation of the family member group.

     (e)  Contributions in Excess of the Aggregate Limit
          ----------------------------------------------

          In the event contributions exceed the Aggregate Limit (as defined in Section 4.4), Participant unmatched After-Tax Contributions, then unmatched Before-Tax Contributions, then matched After-Tax Contributions, then matched Before-Tax Contributions shall be considered excess contributions pursuant to (c) or (d) above, as applicable, and shall be returned to Highly Compensated Employees pursuant thereto.

     (f)  Adjustment for Income
          ---------------------

          An Excess Deferral, ADP excess contribution or ACP excess contribution distributed to a Participant shall be adjusted for income or loss for the calendar year using the method described in Section 5.3.

     (g)  Vesting Exception
          -----------------

          Notwithstanding the vesting provisions of Section 8, a Participant shall not have a nonforfeitable right to excess Company contributions which are returned or adjusted pursuant to this Section 4.6.

4.7  Recharacterization of Excess Before-Tax Contributions
     -----------------------------------------------------

     (a) Before-Tax Contributions made to the Plan that exceed the limitations of Section 3.1(b) (dollar limitation) or Section 3.4 (ADP test) in the discretion of the Committee for each Plan Year may be recharacterized as After-Tax Contributions rather than distributed to Participants as provided in Section 4.6(b) and (d) above.

     (b) Recharacterization may be combined with a distribution to correct the excess. If part of the excess is recharacterized, the distribution necessary for correction shall be reduced by the amount recharacterized and related income. Income related to a recharacterized excess shall not be treated as an amount recharacterized, but shall remain attributed to the applicable Before-Tax Contribution Account. Recharacterized Before-Tax Contributions will be eligible for Company Matching Contributions.

     (c) An amount recharacterized shall be treated as the Company contribution for purposes of Sections 9 and 10. An amount recharacterized before January 1, 1988 shall be treated as an After-Tax Contribution for purposes of withdrawal under Section 7.5(b). Amounts recharacterized after January 1, 1988 will be treated as Before-Tax Contributions for purposes of hardship withdrawal under Section 7.5(c). Recharacterized amounts shall be treated as Before-Tax Contributions for purposes of determining Compensation.

                                   SECTION 5

                             ACCOUNT ADMINISTRATION


5.1  Types of Accounts
     -----------------

     All contributions shall be made to the Trust Fund which will have the following types of accounts for each Participant:

     (a)  Before-Tax Contribution Account
     (b)  After-Tax Contribution Account
     (c)  Company Matching Contribution Account
     (d)  Supplemental Company Contribution Account
     (e)  Rollover Account

5.2  Investment Options
     ------------------

     The Trust Fund shall be divided into the following investment subfunds:

     (a)  Company Stock Fund
          ------------------

          The Company Stock Fund, including earnings thereon, shall be invested by the Trustee in shares of Company Stock and short-term cash investments.

     (b)  Fixed Income Fund
          -----------------

          The Fixed Income Fund, including earnings thereon, shall be invested by the Trustee in insurance contracts guaranteed as to principal and interest by the insurance company, obligations of the United States Government or agencies thereof, obligations guaranteed as to payment of principal and interest by the United States Government or agencies thereof, corporate or municipal bonds, debentures, notes, certificates or other evidence of indebtedness, deposits in fully insured savings accounts, insurance contracts under which deposits received by the insurance company under the contracts are invested primarily in mortgages and in fixed-income securities or obligations or federal, state or municipal governments or agencies thereof, or of corporations, and commingled trust funds invested primarily in the foregoing types of investments which are managed by the Trustee (or any Investment Manager or Managers appointed by the Board) for the investment of funds of trusts of profit sharing and pension plans which trusts are exempt from tax under Section 501(a) of the Code by reason of qualifying under section 401(a) of the Code.

     (c)  Diversified Equity Fund I
          -------------------------

          The Diversified Equity Fund I, including earnings thereon, shall be invested in common or capital stocks, preferred stock, convertible bonds, convertible notes, debentures which are convertible into common or capital stocks, debentures accompanied by warrants to purchase common or capital stocks and such other types of equity investments, including without limitation, rights and warrants to purchase common or capital stocks and shares of beneficial interest as may be purchased by the Trustee in its discretion including investments in any insurance company contract or any commingled trust fund managed by the Trustee (or any investment manager or managers appointed by the Board) for the investment of funds of trusts of profit sharing and pension plans which trusts are exempt from tax under Section 501(a) of the Code by reason of qualifying under Section 401(a) of the Code, and shall also include short-term obligations of the United States Government and other investments of a short-term nature, including commercial paper, purchased by the Trustee pending the selection and purchase of other investments of the type described in this Section 5.2(c).


     (d)  Diversified Equity Fund II
          --------------------------

          Only account balances invested in the Diversified Equity Fund II under the Predecessor Plan and transferred to this Plan will be invested in this Fund. The Diversified Equity Fund II, including earnings thereon, shall be invested in investments similar to those held in the Diversified Equity Fund I although it is anticipated that this Fund shall be invested more aggressively to achieve long-term capital appreciation.

          This Fund will be liquidated effective December 31, 1992.
          Participants may elect prior to December 15, 1992, to transfer account balances in this Fund to another Fund in accordance with the procedure described in Section 6.3. If no election is made, any amount remaining in this Fund on December 31, 1992, will be transferred to the Fixed Income Fund.

     (e)  International Fund
          ------------------

          The International Fund, including earnings thereon, shall be invested in a diversified portfolio of marketable securities of companies domiciled and operating mainly in countries other than the United States.

     (f)  SpaceLabs Stock Fund
          --------------------

          Effective July 1, 1992, the Trust Fund shall contain a SpaceLabs Stock Fund, which will be invested in common stock of SpaceLabs Medical, Inc. and short-term cash investments. Shares of common stock of SpaceLabs Medical, Inc. distributed on June 26, 1992 with respect to shares held in the Company Stock Fund shall be transferred to the SpaceLabs Stock Fund effective July 1, 1992. No additional contributions shall be invested in the SpaceLabs Stock Fund.

          A Participant may elect to have all or part of his Company Matching Contribution and Supplemental Company Contribution Accounts invested in the SpaceLabs Stock Fund transferred to the Company Stock Fund, and may elect to have all or part of his Before-Tax Contribution,

          After Tax Contribution and Rollover Accounts transferred to the Diversified Equity Fund I, the Fixed Income Fund, the International Fund, or the Company Stock Fund, in accordance with the procedure described in Section 6.4. Participants may not elect to transfer account balances to this Fund.

5.3  Allocation of Trust Fund Earnings and Losses to Participant Accounts
     --------------------------------------------------------------------

     (a)  Diversified Equity Fund I and II, International Fund and Fixed Income
          ---------------------------------------------------------------------
          Fund
          ----

          As of each Valuation Date, any increase or decrease in the fair market value (including interest, dividends, realized and unrealized gains and losses) of the Diversified Equity Fund I or II, International Fund or Fixed Income Fund shall be allocated among the Participant Accounts on the basis of the interests in the particular Fund held in the Accounts as of the immediately preceding Valuation Date, adjusted for contributions, distributions and transfers made since that date, in accordance with administrative procedures established by the Committee.

          Notwithstanding the foregoing, in the event a Terminated Participant has received a distribution of his or her vested Account balances, the nonvested portion of his or her Accounts shall not be credited with Trust Fund earnings and losses pursuant to this section after the Valuation Date which coincides with or next precedes the date of Termination of employment.

     (b)  Company Stock Fund
          ------------------

          Company Matching Contributions and Supplemental Company Contributions shall be invested solely in the Company Stock Fund, and may be made in cash or shares of Company Stock. The Trustee shall apply cash contributions to the purchase of Company Stock over a period of time as directed by the Committee. As of each Valuation Date, each Participant's Company Matching Contribution Account (and Supplemental Company Contribution Account, if applicable) shall be credited with a number of shares of Company Stock that represent the Company Matching Contribution (and Supplemental Company Contribution, if applicable) made on the Participant's behalf, based on the average price of the shares contributed to the Plan and purchased by the Trustee since the Valuation Date.

          If a Participant elects to transfer amounts in his or her Accounts invested in the SpaceLabs Stock Fund to the Company Stock Fund, the Trustee shall apply the transferred cash amount to the purchase of Company Stock as described in the preceding paragraph. As of the next following Valuation Date, the Participant's Accounts will be credited with a number of shares of Company Stock that represent the amount transferred to the Company Stock Fund, based on the average price of the shares purchased by the Trustee since the effective date of the transfer.

          As of each Valuation Date, dividends and other distributions received on Company Stock held in the Company Stock Fund may be reinvested in Company Stock or held in short-term cash investments. The Participants' Accounts shall be credited with a proportionate amount of shares and/or cash determined on the basis of the number of shares in each Participant's Accounts on the record date of such distribution.

     (c)  SpaceLabs Stock Fund
          --------------------

          If a Participant elects to transfer amounts in his or her Accounts invested in the SpaceLabs Stock Fund to other funds as provided in
          Section 5.2(f), the transfer shall be made in cash. The cash value of common stock of SpaceLabs Medical, Inc. that is so transferred shall be based on the actual proceeds from the sale of the stock.

          As of each Valuation Date, dividends and other distributions received on common stock of SpaceLabs Medical, Inc. held in the SpaceLabs Stock Fund shall be reinvested in common stock of SpaceLabs Medical, Inc. or held in short term cash investments. The Participant's Accounts shall be credited with a proportionate number of shares and/or cash determined on the basis of the number of shares in each Participant's Accounts on the record date of such distribution.

5.4  Valuation of the Trust Fund
     ---------------------------

     The fair market value of the Trust Fund shall be determined as of each Valuation Date and at any time specifically requested by the Plan Administrator. Any portion of the Trust Fund held under an insurance contract or bank investment contract in which asset values are only maintained on a book value basis shall have that portion of the Trust Fund valued at book value rather than market value.

5.5  Account Statements
     ------------------

     Each Participant shall be provided with a statement of his or her Accounts under the Plan showing the Account values on dates determined by the Committee, but not more frequently than each calendar quarter. If within thirty (30) days after the statement is mailed the Participant makes no objection to the statement, it shall become binding and conclusive on the Participant and any Beneficiary.

                                   SECTION 6

                          INVESTMENT OF CONTRIBUTIONS


6.1  Optional Funds
     --------------

     Each Participant, at the time he elects to participate in the Plan, shall direct that his After-Tax Contributions to the Plan and the Before-Tax Contributions made on his behalf be invested (in multiples of 10%) in any one of the following four investment funds, or in any combination of the funds:

     (a)  the Diversified Equity Fund I;

     (b)  the Fixed Income Fund;

     (c)  the International Fund; and

     (d) the Company Stock Fund, not exceeding 30% of a Participant's After-Tax Contributions and Before-Tax Contributions.

     A single investment election shall be made with respect to Before-Tax Contributions and After-Tax Contributions.

6.2  Selection of Investment Funds
     -----------------------------

     The selection of an investment option pursuant to this Section 6 is the sole responsibility of each Participant. The Trustee, the Committee, any Participating Company, or any of their officers or supervisors are not empowered to advise a Participant as to the manner in which his Account should be invested. The fact that a security is available to Participants for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall designation of any option by the Participant impose any liability on a Participating Company, its directors, officers or employees, the Trustee, the Committee or any Participant in the Plan.

     Subject to any applicable provision of law, each Participant assumes all risks connected with any decrease in the market value of any securities in the funds and such funds shall be the sole source of payments to be made under the Plan.

6.3  Change in Investment of Future Contributions
     --------------------------------------------

     A Participant may, upon not less than 15 days prior written notice to the Committee, change his election made pursuant to Section 6.1, effective as of the first day of the next calendar quarter (January 1, April 1, July 1 or October 1), with respect to contributions made after the applicable effective date.

6.4  Changes in Investment of Existing Accounts
     ------------------------------------------

     A Participant who is not an Early Terminee may, upon not less than 15 days' prior written notice to the Committee, elect, effective as of the first day of the next calendar quarter (January 1, April 1, July 1 or October 1), to have all or part (in 10% increments) of his existing After-Tax
     Contribution Account, Before-Tax Contribution Account, Rollover Account and earnings thereon transferred from their existing fund or funds to the Diversified Equity Fund I, the Fixed Income Fund, or the International Fund, based upon the values of the Accounts on the last business day of the quarter immediately preceding the date as of which the election is effective. Only four such elections may become effective in any calendar year. The transfer shall be made as soon as administratively feasible after completion of the valuation for the effective date of the transfer.

     An Early Terminee's Accounts shall be transferred to the Fixed Income Fund on the first day of the calendar quarter following 12 months after the end of the month in which employment terminates. Until such transfer, an Early Terminee may continue to direct the investment of his or her Accounts. Accounts so transferred will remain invested in the Fixed Income Fund until distributed pursuant to the Early Terminee's election under Section 7.2 or following his or her death.

6.5  Investment of Company Contributions
     -----------------------------------

     (a)  General Rule
          ------------

          All Company Matching Contributions (other than those transferred from the Predecessor Plan) and Supplemental Company Contributions shall be invested in the Company Stock Fund, except as provided below.

     (b)  Change in Investment
          --------------------

          Any Participant, who is not an Early Terminee, who has reached his 55th birthday may make either (or both) of the following elections:

          (i) He may, upon not less than 15 days prior written notice to the Committee, elect, effective as of the first day of the next calendar quarter, to have all or part of his Company Matching Contributions Account and/or his Supplemental Company Contributions Account transferred (in multiples of 10%) to one or more of the other funds, (other than the SpaceLabs Stock Fund) based on the values of the Account on the last day of the quarter immediately preceding the date as of which the election is effective. Only four such elections may become effective in any calendar year.

          (ii) He may, upon not less than 15 days' prior written notice to the Committee, elect, effective as of the first day of the next calendar quarter, to have future Company Matching Contributions and/or Supplemental Company Contributions made on his behalf invested in any one or more of the funds (other than the SpaceLabs Stock Fund) in the manner described in Section 6.1. Any election made hereunder may be changed by similar written notice.

                                   SECTION 7

                         BENEFITS AND FORMS OF PAYMENT


7.1  Eligibility for Benefits
     ------------------------

     A Participant shall be eligible to receive a distribution of his or her Accounts, to the extent vested, upon retirement, becoming Disabled, or upon Termination of employment with the Company and any Affiliated Companies. A Participant's Beneficiary shall be eligible to receive a distribution of the balance of the Participant's accounts upon the death of the Participant.

     Notwithstanding the foregoing, in the event a Participant again becomes an Employee before benefits commence, he or she shall no longer be eligible to receive a distribution.

     Also notwithstanding the foregoing, with respect to an individual who was a Participant in this Plan between June 25 and December 31, 1992 and whose Account balances were transferred to the SpaceLabs Medical, Inc. Incentive Savings and Stock Ownership Plan ("SpaceLabs Plan") in connection with the spin-off of that plan from this Plan, such individual's Account balances as of the date of such transfer shall be payable from the SpaceLabs Plan and shall not be payable from this Plan.

7.2  Time of Benefit Commencement
     ----------------------------

     (a)  Benefit Commencement
          --------------------

          Benefits shall be paid as soon as practical following a request for benefit commencement and determination of the amount of payment under subparagraph (b) below. Participants and Beneficiaries may request benefit commencement as described below.

          (i)  Participant
               -----------

               A Participant who is eligible for benefits may request benefit commencement by written notice to the Committee. Benefits may commence at any time following Termination and on or before the April 1 following the year in which the Participant attains or
               would have attained age 70-1/2.   If such a Participant fails to
               request benefit commencement, he or she shall be deemed to have requested that benefits commence on the April 1 following the year in which the Participant attains age 70.

          (ii) Beneficiary
               -----------

               A Beneficiary who is eligible for benefits may request benefit commencement by written notice to the Committee. Benefits for a spouse Beneficiary may commence at any time after the Participant's death and on or before the Participant's Normal Retirement Date, calculated as if he or she had survived. If a spouse Beneficiary fails to request benefit commencement, benefits shall commence on or immediately preceding the April 1 following the calendar year in which the Participant would have attained age 65 if he or she had survived.

               Benefits for a non-spouse Beneficiary shall not be contingent on receipt of a written request for benefit commencement, but shall commence as soon as practical following the end of the month which coincides with or next follows the date of the Participant's death.

     (b)  Amount of Payment
          -----------------

          With the exception of amounts invested in the Company Stock Fund or the SpaceLabs Stock Fund, the amount distributed shall be based on the Account balance determined as of the last Valuation Date on which the Accounts were valued, adjusted for earnings and losses since such date.

          If stock is distributed from the Company Stock Fund or the SpaceLabs Stock Fund, the number of shares distributed shall be the number of whole shares in the Participant's Account as of the date of distribution, with any fractional shares paid in cash based on the average of the high and low selling price on the day preceding the date of distribution.

          If stock held in the Company Stock Fund or the SpaceLabs Stock Fund is distributed in cash, the amount distributed shall be based on the price at which the stock held in the Participant's Accounts is sold, or, if the stock held in the Participant's Accounts is not sold, the average of the high and low selling price on the day preceding the date of distribution.

          The value of a distribution of the portion of the Participant's Accounts invested in the Company Stock Fund or SpaceLabs Stock Fund that is invested in cash shall be based on the Account balance invested in cash as of the last Valuation Date on which the Accounts were valued.

     (c)  Small Benefits
          --------------

          Notwithstanding any election to commence benefits or lack thereof, the Committee shall distribute a benefit which is $3,500 or less at the time benefits commence, in a lump sum as soon as practical following Termination of employment, death or becoming Disabled, without Participant or Beneficiary consent.

7.3  Form of Payment
     ---------------

     (a)  Participant
          -----------

          If a Participant terminates Service and the value of his Accounts (to the extent vested) exceeds $3,500, (a) his Accounts shall only be distributed prior to the Participant's attainment of age 65 if the Participant consents to the distribution, and (b) whether or not the Participant has attained age 65, he may irrevocably elect to receive his interest in the Plan in the form of a:

          (i)  lump sum, or

          (ii) five, ten or fifteen annual installments, to be paid in cash only, on or after attaining age 65.

          A Participant may not elect a period over which installment payments shall be made which is expected to exceed the joint life expectancy of the Participant and Beneficiary.

     (b)  Beneficiary
          -----------

          If the value of a deceased Participant's Accounts (to the extent vested) exceeds $3,500, the Beneficiary shall receive a lump sum payment unless the Beneficiary irrevocably elects in a written notice filed with the Committee no more than 30 days after the Participant's death to receive payment in the form of five annual installments, to be paid in cash only. A spouse Beneficiary may elect five, ten or fifteen annual installments; provided, however, that such installments may not be paid over a period that extends beyond the life expectancy of the Participant's spouse.

7.4  Distributions of Stock
     ----------------------

     (a)  Distribution From Company Stock Fund
          ------------------------------------

          If the vested portion of a Participant's Accounts invested in the Company Stock Fund consists of less than 50 shares, payment shall be made in cash only.

          If the vested portion of a Participant's Accounts invested in the Company Stock Fund consists of 50 or more shares, disbursements of the shares held in the Accounts shall be made in full shares of Company Stock to the extent possible, with the balance, if any, paid in cash, unless the Participant or Beneficiary directs that all of the vested Account balance in the Company Stock Fund be paid in cash.

     (b)  Distribution from SpaceLabs Stock Fund
          --------------------------------------

          If the vested portion of a Participant's Accounts invested in the SpaceLabs Stock Fund consists of less than 50 shares, distribution shall be made in cash only.

          If the vested portion of a Participant's Accounts invested in the SpaceLabs Stock Fund consists of 50 or more shares, disbursements from the SpaceLabs Stock Fund shall be made in full shares of common stock of SpaceLabs Medical, Inc. to the extent possible, with the balance, if any, paid in cash, unless the Participant or Beneficiary directs that all of the vested Account balance in the SpaceLabs
          Stock Fund be paid in cash.

7.5  Withdrawals Prior to Termination
     --------------------------------

     (a)  Time of Withdrawal
          ------------------

          A Participant may apply to the Committee for withdrawal of all or a portion of the following Accounts at the following times prior to Termination of employment. The withdrawn amount shall be paid as soon as practical following a request for withdrawal and determination of the amount of payment in accordance with (f) below.

     (b)  Withdrawal of After-Tax Contributions and Investment Earnings
          -------------------------------------------------------------

          A Participant may withdraw 100% of the dollar amount of his or her After-Tax Contribution Account or any portion thereof that is an integral multiple of $100.

          A Participant may not make more than two withdrawals under this
          Section 7.5(b) during any calendar year. No Company Matching Contributions will be made for two months following a withdrawal under this Section 7.5(b) unless the Participant has reached age 59-1/2 or has demonstrated a financial hardship (as provided in Section 7.6) in the same or a larger amount than the amount of the withdrawal.

     (c)  Withdrawal of Company Contributions and Related Investment Earnings
          -------------------------------------------------------------------

          A Participant who is 59-1/2 or has participated in the Plan for five years, who has withdrawn (or is simultaneously withdrawing) 100% of his or her After-Tax Contributions Account (if any) and whose interest in his or her Company Matching and Supplemental Contribution Accounts is fully vested, may withdraw 100% of the balance in the Company Contribution Accounts or any portion thereof that is an integral multiple of $100. A Participant may not make more than one withdrawal under this Section 7.5(c) during any calendar year. No Company Matching Contributions will be made for 12 months following a withdrawal under this Section 7.5(c) unless the Participant has reached age 59-1/2 or has demonstrated financial hardship (as provided in Section 7.6) in the same or a larger amount than the amount of the withdrawal.

     (d)  Withdrawal of Before-Tax Contributions
          --------------------------------------

          A Participant may withdraw all or a portion of his or her Before-Tax Contribution Account if he or she has reached age 59-1/2. A Participant may also apply for a hardship withdrawal from his or her Before-Tax Contribution Account as provided in Section 7.6 below.

     (e)  Withdrawal of Rollover Contributions
          ------------------------------------

          A Participant may withdraw all or a portion of his or her Rollover Contribution Account.

     (f)  Withdrawal Procedure
          --------------------

          Withdrawals may be made as of the last day of any month by filing a notice in writing with the Committee at least 15 days prior to such date. Any amount withdrawn hereunder shall be paid in cash only, in a lump sum as promptly as possible after the applicable date.

          The amount distributed shall be based on the value of the Participant's Accounts on the effective date of the withdrawal, except that the amount of a withdrawal representing shares held in the Company Stock Fund or SpaceLabs Stock Fund shall be based on the price at which the shares are sold, or, if the shares are not sold, the average of the high and low selling price on the date preceding the date of the distribution.

     (g)  Investment Funds and Withdrawals
          --------------------------------

          A Participant who makes a partial withdrawal of any of his or her Accounts may request that the withdrawal be made from a specified fund or funds. Should the Participant's Account in the specified fund or funds prove to be inadequate to provide the amount of the required withdrawal, the remainder of the withdrawal shall be made from the Participant's Accounts in the other funds in an order of preference designated by the Participant. Should the Participant fail to designate a preference, the Trustee shall make the withdrawal from each of the funds on a pro-rata basis.

     (h)  Restrictions on Withdrawals by Early Terminees
          ----------------------------------------------

          In no event shall an Early Terminee be permitted to withdraw his Accounts prior to attaining age 65, unless he elects to withdraw 100% of his or her vested balance in all Accounts.

7.6  Hardship Withdrawal
     -------------------

     (a)  Amounts
          -------

          A Participant who has withdrawn (or is simultaneously withdrawing) 100% of his After-Tax Contribution Account (if any), his Company Matching and Supplemental Contribution Accounts (if he is fully vested and therefore eligible to do so) and his Rollover Account (if any) may apply to the Committee for a hardship withdrawal prior to Termination of employment and age 59-1/2 of his or her:

          (i) Before-Tax Contribution Account balance as of December 31, 1988, and

          (ii) Before-Tax Contributions after December 31, 1988, excluding earnings thereon.

     (b)  Availability
          ------------

          All hardship withdrawals are subject to Committee approval. A hardship withdrawal shall only be approved if it is for a specific type of expense and if it is necessary to satisfy such expense.

     (c)  Hardship Expenses
          -----------------

          Hardship withdrawals are available only to pay for the following expenses (including any penalties and taxes incurred as a result of the hardship distribution):

          (i) expenses for medical care described in Code Section 213(d) incurred by the Participant or his or her spouse or dependents (as defined in Code Section 152), or amounts necessary for such person to obtain such medical care;

          (ii) purchase (excluding mortgage payments) of a principal residence for the Participant;

          (iii) tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his or her spouse, children, or dependents;

          (iv) preventing eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence;

          (v) repair to the Participant's primary home to prevent decline in value;

          (vi) repair to the Participant's primary vehicle used for commuting to and from work;

          (vii) legal expenses incident to the divorce of the Participant and expenses of the Participant's establishing a new home after a divorce;

          (viii) expenses related to involuntary loss of employment or reduction of work hours by the Participant's spouse; and

          (ix)   expenses of debt consolidation.

          A hardship withdrawal will be available for an expense listed in (v) through (ix) above only if the expense constitutes an immediate and heavy financial need.

     (d)  Determination of Necessity
          --------------------------

          A distribution shall be deemed to be necessary to satisfy an expense described in 7.6 above if both of the following requirements are satisfied:

          (i) the distribution is not in excess of the amount of such expense (including any excise tax or income tax liability arising from the distribution); and

          (ii) the Participant has obtained all distributions (other than hardship distributions), and all nontaxable loans currently available under all plans maintained by the Participating Company.

     (e)  Other Requirements
          ------------------

          A hardship distribution shall be deducted first from the category of available amounts described in (a)(ii) herein and then from the category of available amounts described in (a)(i) herein.

          The Participant shall enter into a written agreement not to make or elect before-tax or after-tax contributions to this or any other qualified retirement plan or non-qualified deferred compensation plan maintained by the Company for twelve (12) months after a hardship withdrawal. Following a 12-month suspension, the Participant may resume contributions pursuant to Section 3.2. In addition, the Participant may not make a Before-Tax Contribution to the Plan or any other Section 401(k) plan maintained by the Company for the Participant's taxable year immediately following the taxable year of the hardship withdrawal, in excess of Before-Tax Contributions allowable in Section 3.1 for the next taxable year less the amount of such Participant's Before-Tax Contributions for the taxable year of the hardship withdrawal.

          Notwithstanding the foregoing, a Participant whose contributions have been suspended for twelve months due to a hardship withdrawal shall be deemed to be an Eligible Employee for purposes of the ADP test in Section 3.4, ACP test in Section 4.3, and multiple use test in Section 4.4.

7.7  Beneficiary Designation
     -----------------------

     If payments are made to a designated Beneficiary in reasonable reliance on
     (i) a written statement by the Participant that he or she was not married, or (ii) a spousal consent that appeared to conform to the requirement in
     Section 1.5, or (iii) evidence that the spouse could not be located at the time of the Beneficiary designation, then, to the extent of such payments, the Plan shall have no liability to a spouse.

                                   SECTION 8

                                    VESTING


8.1  Vesting
     -------

     (a)  Participant Before-Tax Contribution Account
          -------------------------------------------

          Each Participant shall have a 100% vested, nonforfeitable right to his or her Before-Tax Contribution Account, After-Tax Contribution Account and Rollover Account.

     (b)  Company Matching and Supplemental Contribution Accounts
          -------------------------------------------------------

          Each Participant shall earn a vested, nonforfeitable right to his or her Company Matching Contribution Account and Supplemental Company Contribution Account based on his or her Period of Service multiplied by the appropriate vesting percentage in accordance with the following table:

               Period of Service      Percent Vested
               -----------------      --------------

               Less than 1 year             0%
               1 year                      20%
               2 years                     40%
               3 years                     60%
               4 years                     80%
               5 years or more            100%

          In addition, each Participant shall have a 100% vested, nonforfeitable right to his or her Company Matching Contribution Account and Supplemental Company Contribution Account upon death, becoming Disabled, or attainment of his or her Normal Retirement Date, provided he or she is an Employee on such date.

          In the event the Participant has received a prior distribution from his or her Company Matching or Supplemental Contribution Accounts, the vested portion of the Account balance (including the amount which may yet be restored pursuant to Section 8.2) following the distribution shall be determined by application of the following formula:

                              X = P(AB+D) - D;

          where X equals the vested amount; P equals the Employee's vested interest in the Company Matching Contribution Account or Supplemental Company Contribution Account at the time of subsequent distribution; AB equals the balance of the Account at the time of subsequent distribution; and D equals the amount previously distributed from the Company Matching or Supplemental Contribution Account.

          Notwithstanding the foregoing, this formula does not apply if the Participant has repaid the prior distribution pursuant to Section 8.3(b). Also, the formula does not apply if the prior distribution may not be repaid because the Participant has incurred five or more consecutive one year Periods of Severance, or because five years or more have elapsed since the date of reemployment.

8.2  Forfeitures
     -----------

     If a Participant terminates Service and is not fully vested in his Accounts attributable to Company Contributions in accordance with Section 8.1(b) he shall forfeit his unvested interest in such Accounts as of the last day of the month during which his Service terminated. Amounts held in a Participant's Accounts attributable to Company Contributions which are thus forfeited shall be applied first to restore Accounts as provided below, and then to reduce subsequent contributions by the Participant's Participating Company, based on the Current Market Value of such shares as of the date forfeited, where applicable, provided, however, if the Plan should be terminated, or contributions thereunder permanently discontinued, an amount not previously so applied shall be credited on a pro-rata basis to the Accounts of all Participants in the Company Stock Fund. Each year the Committee shall determine in its sole discretion whether forfeitures shall be applied to reduce Company Matching Contributions or Supplemental Contributions or both.

     If such Participant returns to Service before suffering five consecutive one year Periods of Severance, the amount forfeited shall be restored as of the last day of the Plan Year in which the Participant returns to Service and repays in full any prior distribution, if any, according to Section 8.3.

     Assets to restore amounts forfeited shall be taken first from current forfeitures. In the event that current year forfeitures are inadequate to fully reinstate the Account, the Participating Company shall make a contribution in addition to the contributions required under Section 4.1 equal to the balance necessary to fully reinstate the Account.

8.3  Reemployment
     ------------

     (a)  Periods of Service
          ------------------

          If a Terminated Employee later becomes a Participant again following reemployment, all Periods of Service before and after the Period of Severance shall be taken into account in determining the Participant's vested interest in the Company Matching and Supplemental Contribution Accounts established upon reemployment.

     (b)  Repayment
          ---------

          If a Participant forfeited a portion of his or her Company Matching and Supplemental Contribution Accounts upon termination and he or she returns to Service after receiving a distribution and prior to incurring a five-year Period of Severance, the Participant may elect to repay the amount previously distributed from his or her Company Matching and Supplemental Contribution Accounts. Such Participant may elect to repay his or her prior distribution before five years after the date of reemployment. The forfeited amount shall be restored upon such repayment pursuant to Section 8.2. Amounts repaid shall be 100% vested and shall be invested in accordance with Section 6.3. Such amounts shall be held in the Participant's After-Tax Contribution Account if they are repaid with after-tax amounts, and shall be held in the Participant's Pre-Tax Contribution Account if they are repaid with pre-tax amounts transferred or rolled over from another qualified plan or IRA.

     (c)  Restoration of Forfeitures
          --------------------------

          If a Participant forfeited a portion of his or her Company Matching and Supplemental Contribution Accounts but did not receive a distribution of the vested portion of such Accounts prior to reemployment, and he or she returns to Service prior to incurring a five-year Period of Severance, the forfeited amount shall be reinstated as of the last day of the Plan Year in which reemployment occurs.

8.4  Suspension of Installment Payments
     ----------------------------------

     In the event that any person shall resume Service after a previous termination of Service, installment payments being made to him (if any) shall be suspended. In the event of such suspension, the amount held in his Accounts at the time of his resumption of Service shall remain to his credit on a fully vested basis, notwithstanding any other provision in the Plan to the contrary.

                                   SECTION 9

                          LIMITATION ON CONTRIBUTIONS


9.1  Maximum Annual Contribution to the Plan
     ---------------------------------------

     For purposes of this Section 8, the Company and any Affiliated Companies shall be considered a single employer, to the extent required by the Code.

     (a)  Primary Rule
          ------------

          Notwithstanding any other Plan provision to the contrary, the Annual Additions to a Participant's Accounts in this Plan and any other defined contribution plan maintained by the Company shall not exceed the lesser of (i) $30,000 (or 25% of the Code Section 415 defined benefit dollar limitation if greater), or (ii) 25% of the Participant's Compensation.

     (b)  Annual Additions Defined
          ------------------------

          For purposes of Section 8, the term "Annual Additions" for any Participant in any Plan Year means the sum of:

          (i) the amount of Company Contributions and Participant Before-Tax and After-Tax Contributions allocated to a Participant's Accounts;

          (ii)  forfeitures allocated to the Participant's Accounts; and

          (iii) with respect only to the $30,000 limitation, amounts attributable to retiree medical benefits on behalf of a key Employee in a separate account in a welfare fund subject to Code
                Section 419A.

     (c)  Cost-of-Living Adjustment
          -------------------------

          The $30,000 (or 25% of the Code Section 415 defined benefit dollar limitation if greater) limit prescribed above shall be automatically adjusted for cost-of-living increases, to the maximum permissible dollar limitation determined by the Commissioner of Internal Revenue. The dollar amount applicable in computing the maximum contribution for any Participant shall be the dollar amount in effect for the calendar year in which the contribution is made.

     (d)  Remedy
          ------

          If for any Plan Year the Annual Additions exceed the foregoing limitations because of a reasonable error in determining the amount of a Participant's Before-Tax Contributions, the Plan Administrator shall distribute the amount of Before-Tax Contributions in excess of the limits. If the Annual Additions exceed the limits for any other reason, the Company shall allocate the excess to a suspense account. The suspense account shall be credited with investment earnings and losses as of each Valuation Date in the same manner as Participant Accounts pursuant to Section 5.3. Such suspense account is for accounting purposes only and shall remain in the Trust Fund to be reallocated as provided below. Contents of the suspense account shall be allocated to the affected Participant's Account in subsequent years when that can be done without exceeding the limitations of this Section 9.1. So long as any amount remains in the suspense account, the Company shall not contribute to the Plan any amount which would cause an additional allocation to the suspense account. In the event the Participant ceases to be a Participant when any amount remains in a suspense account, such amount shall be reallocated to active Participants as of the end of the Plan Year following the calendar year in which he or she ceases to be a Participant. In the event the Plan terminates before any amount remaining in the suspense account has been fully allocated to Participant Accounts, the balance of the suspense account shall be distributed to the Company.

     If any Participant is also a participant in another employee retirement plan that (a) is a defined contribution plan within the meaning of section 414(i) of the Code and (b) is sponsored by the Company or an Affiliated Company, the foregoing limitations shall be applied on an aggregate basis. Any reduction required to conform to such limitations shall first be made (pro rata) in contributions by the Participant under the plans involved; and a pro-rata reduction shall then be made in the contributions by the Affiliated Companies (including forfeitures) allocable to the Participant under the plans involved.

9.2  Additional Limitation Relating to Defined Benefit Plans
     -------------------------------------------------------

     (a)  Primary Rule
          ------------

          For Participants who participate in this Plan and a defined benefit plan maintained by the Company, the sum of (1) and (2) below for any calendar year may not exceed 1.0, as determined by the Committee.

          (1) The defined benefit plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (i) The projected annual benefit, (determined by projecting service, but not earnings, to normal retirement age) of the Participant under the Plan determined as of the close of the year.

               (ii) The lesser of: (a) 1.25 multiplied by the dollar limitation in effect for defined benefit plans under
                     Section 415 of the Code for such year, or (b) 1.4 multiplied by 100% of the Participant's average annual Compensation from the Company for the consecutive calendar years (not in excess of three such years) during which he was an active Participant in the Plan and for which such average is highest.

          (2) The defined contribution plan fraction for any year is equal to the quotient of (i) divided by (ii) below expressed as a fraction:

               (i) The sum of the Annual Additions to the Participant's Accounts for the current year, as of the close of the year, and for all prior years from and after the Employment Commencement Date.

               (ii) The sum of the lesser of the following amounts for such year and for each prior year of Service with the Company (regardless of whether a plan was in existence during those years): (a) 1.25 multiplied by the dollar limitation in effect for defined contribution plans under Section 415 of the Code for such year, or (b) 1.4 multiplied by 25% of a Participant's Compensation for such year.

     (b)  Remedy
          ------

          If such sum exceeds 1.0, the Annual Additions to this defined contribution Plan shall be reduced to the extent necessary to satisfy the limitations of this section.

                                   SECTION 10

                              TOP HEAVY PROVISIONS

10.1 Scope
     -----

     Notwithstanding any Plan provision to the contrary, for any Plan Year in which the Plan is Top Heavy within the meaning of Section 416(g) of the Code, the provisions of this Section 10 shall govern to the extent they conflict with or specify additional requirements to the Plan provisions governing Plan Years which are not Top Heavy.

10.2 Top Heavy Status
     ----------------

     (a)  Top Heavy
          ---------

          This Plan shall be "Top Heavy" if, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees, or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits or the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group, determined in accordance with Code Section 416(g) and regulations thereunder.

          The Present Value of Accrued Benefits and/or Aggregate Account balance of a Participant who was previously a Key Employee but is no longer a Key Employee (or his or her Beneficiary), shall not be taken into account for purposes of determining Top Heavy status. Further, a Participant's Present Value of Accrued Benefits and/or Aggregate Account balance shall not be taken into account if he or she has not performed services for the Affiliated Companies at any time during the five year period ending on the Determination Date.

     (b)  Super Top Heavy
          ---------------

          This Plan shall be "Super Top Heavy" if, as of the Determination Date,
          (1) the Present Value of Accrued Benefits of Key Employees, or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits or the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     (c)  Determination Date
          ------------------

          Whether the Plan is Top Heavy for any Plan Year shall be determined as of the Determination Date. "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

     (d)  Valuation Date
          --------------

          "Valuation Date" means, for purposes of determining Top Heaviness, the Determination Date instead of the meaning set forth in Section 1.

     (e)  Aggregate Account
          -----------------

          "Aggregate Account" means, with respect to a Participant, the sum of:

          (i)   his or her account balances as of the Valuation Date;

          (ii) contributions after the Valuation Date due as of the Determination Date;

          (iii) distributions prior to the Valuation Date, made during the Plan Year that contains the Determination Date and the four preceding Plan Years.

     (f)  Present Value of Accrued Benefits
          ---------------------------------

          The "Present Value of Accrued Benefits" with respect to a defined benefit plan shall be based upon the Participant's accrued benefits and the actuarial assumptions as determined under the provisions of the applicable defined benefit plan.

     (g)  Key Employee
          ------------

          "Key Employee" means an Employee or former Employee (and his or her Beneficiaries) who, at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years, is included in one of the following categories as within the meaning of
          Section 416(i)(l) of the Code and regulations thereunder:

          (i) an officer of the Company whose annual aggregate Compensation from the Affiliated Companies exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A) ($56,111 for the Plan Year ending in 1992), provided that no more than 50 Employees shall be considered officers, or if less, the greater of 10% of the Employees or 3,

          (ii) one of the ten Employees owning the largest interest in the Company who owns more than a 0.5% interest of the Company, and whose annual aggregate Compensation from the Affiliated Companies exceeds the dollar limitation under Section 415(c)(1)(A) of the Code ($30,000 for the Plan Year ending in 1992).

          (iii) an Employee who owns more than 5% of the Company, or

          (iv) an Employee who owns more than 1% of the Company with annual aggregate Compensation from the Affiliated Companies that exceeds $150,000.

     (h)  Aggregation Group
          -----------------

          "Aggregation Group" means the group of plans that must be considered as a single plan for purposes of determining whether the plans within the group are Top Heavy (Required Aggregation Group), or the group of plans that may be aggregated for purposes of Top Heavy testing (Permissive Aggregation Group). The Determination Date for each plan must fall within the same calendar year in order to aggregate the plans.

          (i) The Required Aggregation Group includes each plan of the Affiliated Companies in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Affiliated Companies which, during this period, enables any plan in which a Key Employee participates to meet the minimum participation standards or non-discriminatory contribution requirements of Code Sections 401(a)(4) and 410.

          (ii) A Permissive Aggregation Group may include any plan sponsored by an Affiliated Company, provided the group as a whole continues to satisfy the minimum participation standards and non-discriminatory contribution requirements of Code Sections 401(a)(4) and 410.

          Each plan belonging to a Required Aggregation Group shall be deemed Top Heavy, or non-Top Heavy in accordance with the group's status. In a Permissive Aggregation Group that is determined Top Heavy only those plans that are required to be aggregated shall be Top Heavy. In a Permissive Aggregation Group that is not Top Heavy, no plan in the group shall be Top Heavy.

10.3 Minimum Contribution
     --------------------

     (a)  General Rule
          ------------

          For any Plan Year in which the Plan is Top Heavy, the total Company contribution under Section 4.1 and any forfeitures allocated to any non-key Participant's account shall not be less than 3% of such Participant's Compensation. Participant contributions under Section 4.1(a) are not considered when determining whether this 3% requirement is satisfied. However, in the event the Company contributions and forfeitures allocated to each Key Employee's account do not exceed 3% of his or her Compensation, such Company contributions and forfeitures for non-Key Employees are only required to equal the highest percentage of Compensation, including Participant Before-Tax Contributions under Section 4.1(a), allocated to any Key Employee's accounts for that Plan Year under any defined contribution plans sponsored by the Affiliated Companies.

          The minimum contribution must be made on behalf of all non-Key Participants who are employed on the last day of the Plan Year including non-Key Employees who (1) failed to complete a year of service, or (2) declined to make any mandatory contributions to the Plan or enter a salary deferral agreement.

     (b)  Special Two Plan Rule
          ---------------------

          Where this Plan and a defined benefit plan belong to an Aggregation Group that is determined Top Heavy, the minimum contribution required under paragraph (a) above shall be increased to 5%.

10.4 Limitation to Annual Additions in Top Heavy Plan
     ------------------------------------------------

     For any Top Heavy Plan Year in which the Company does not make the extra minimum allocation provided below, 1.0 shall replace the 1.25 factor found in the denominators of the defined benefit and defined contribution plan fractions for purposes of calculating the combined limitation on benefits under a defined benefit and defined contribution plan pursuant to Section 415(e) of the Code (see Section 9.3).

     If this Plan is Top Heavy, but is not Super Top Heavy, the above referenced fractions shall remain unchanged provided the Company makes an extra minimum allocation for non-Key Participants. The extra allocation (in addition to the minimum contribution set forth in Section 10.3) shall equal at least one percent (1%) of a non-Key Participant's compensation (or 2-1/2% if Section 10.3(b) applies).


10.5 Vesting
     -------

     For any Top Heavy Plan Year, a Participant's Accounts shall remain subject to the vesting provisions in Section 8.1.

                                 SECTION 11

                         ADMINISTRATION OF THE PLAN


11.1 Plan Administrator
     ------------------

     The Plan Administrator shall be the Company. The Compensation Committee of the Board of Directors of the Employer shall appoint a Committee composed of one or more persons which shall carry out the general administration of the Plan. Every member of the Committee shall be deemed a fiduciary. No Committee member who is an Employee shall receive compensation with respect to his or her service on the Committee. Any member of the Committee may resign by delivering written resignation to the Compensation Committee of the Board of Directors of the Employer and to the Committee. The Compensation Committee of the Board of Directors may remove or replace any member of the Committee at any time.

11.2 Organization and Procedures
     ---------------------------

     The Compensation Committee of the Board of Directors of the Employer shall designate a chairman from the members of the Committee. The Committee shall appoint a secretary, who may or may not be a member of the Committee. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Committee and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Committee. The chairman of the Committee shall be the agent of the Plan for service of process. All reports required by law may be signed by the chairman or another member of the Committee designated by the Committee, on behalf of all members of the Committee.

     The Committee shall act by a majority of its members in office and may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs.

11.3 Duties and Authority of Committee
     ---------------------------------

     (a)  Administrative Duties
          ---------------------

          The Committee shall administer the Plan in a non-discriminatory manner for the exclusive benefit of Participants and their Beneficiaries.
          The Committee shall perform all such duties as are necessary to supervise the administration of the Plan and to control its operation in accordance with the terms thereof, including, but not limited to, the following:

          (i) Make and enforce such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

          (ii) Interpret the provisions of the Plan and resolve any question arising under the Plan, or in connection with the administration or operation thereof;

          (iii) Make all determinations affecting the eligibility of any Employee to be or become a Participant;

          (iv) Determine eligibility for and amount of retirement benefits for any Participant;

          (v) Authorize and direct the Trustee with respect to all disbursements of benefits under the Plan;

          (vi) Employ and engage such persons, counsel and agents and to obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provisions of the Plan;

          (vii) Delegate and allocate specific responsibilities, obligations and duties imposed by the Plan to one or more Employees, officers, or such other persons as the Committee deems appropriate.

     (b)  Investment Authority
          --------------------

          The Committee shall have responsibility and authority with respect to the management, acquisition, disposition or investment of Plan assets to the extent such responsibility and authority is not delegated to an Investment Manager or Trustee. Participants directing investment of their Accounts among the available investment funds shall have responsibility and authority for such investment of their Accounts to the extent provided by law.

     (c)  General Authority
          -----------------

          The Committee shall have all powers necessary or appropriate to carry out its duties, including the discretionary authority to interpret the provisions of the Plan and the facts and circumstances of claims for benefits. Any interpretation or construction of or action by the Committee with respect to the Plan and its administration shall be conclusive and binding upon any and all parties and persons affected hereby, subject to the exclusive appeal procedure set forth in
          Section 11.7.

11.4 Expenses
     --------

     No member of the Committee shall receive any compensation for his services as such. However, all expenses incurred by the Committee in carrying out its responsibilities hereunder (including any bond or other security required for any member in any jurisdiction) shall be paid by the Plan unless such amounts are paid by the Company. Brokerage commissions, transfer taxes and other charges and expenses in connection with the purchase or sale of securities shall be added to the cost of such securities or deducted from the proceeds thereof, as the case may be. A five dollar administrative charge shall be deducted each month from each

     Early Terminee's Account. All other costs and expenses incurred in administering the Plan shall be paid by the Plan unless such amounts are paid by the Participating Companies.

11.5 Bonding and Insurance
     ---------------------

     To the extent required by law, every Committee member, every fiduciary of the Plan and every person handling Plan funds shall be bonded. The Committee shall take such steps as are necessary to assure compliance with applicable bonding requirements. The Committee may apply for and obtain fiduciary liability insurance insuring the Plan against damages by reason of breach of fiduciary responsibility at the Plan's expense and insuring each fiduciary against liability to the extent permissible by law at the Company's expense.

11.6 Commencement of Benefits
     ------------------------

     (a)  Conditions of Payment
          ---------------------

          Benefit payments under the Plan shall not be payable prior to the fulfillment of the following conditions:

          (i) The Committee has been furnished with such applications, consents, proofs of birth, address, form of benefit election, spouse consent if required, and other information the Committee deems necessary;

          (ii) The Participant is eligible to receive benefits under the Plan as determined by the Committee.

          The amount of benefit payable to a Participant or Beneficiary shall be determined under the terms of the Plan in effect at the time the Participant Terminates employment. The time benefits commence to a Participant or Beneficiary and the form of payment shall be determined under the terms of the Plan in effect at the time benefits commence.

     (b)  Commencement of Payment
          -----------------------

          Unless a Participant elects otherwise, the payment of benefits shall commence no later than 60 days after the end of the Plan Year in which the latest of the following occurs:

          (i)  the date the Participant attains age 65,

          (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

          (iii) the Participant Terminates employment with the Company,

          provided that payments shall not commence later than April 1 following the calendar year in which the Participant attains age 70-1/2, regardless of whether he or she remains in Service after that date (unless the Participant attained age 70-1/2 prior to January 1, 1988, and was not a 5% owner at any time after age 66-1/2, in which case payments shall commence no later than upon termination of employment).

          If the information required in subparagraph (a) above is not available prior to such date, the amount of payment required to commence will not be ascertainable. In such event, the commencement of payments shall be delayed until no more than 60 days after the date the amount of such payment is ascertainable.

11.7 Appeal Procedure
     ----------------

     (a) A claim for benefit payment shall be considered filed when an application form is submitted to the Committee.

     (b)  Notice of Denial
          ----------------

          Any time a claim for benefits is wholly or partially denied, the Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such action within 90 days after the claim is filed, unless special circumstances require an extension of time for processing. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 90 day period. The extension shall not exceed 180 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

     (c)  Right to Request Review
          -----------------------

          Any person who has had a claim for benefits denied by the Committee, or is otherwise adversely affected by action of the Committee, shall have the right to request review by the Committee. Such request must be in writing, and must be made within 60 days after such person is advised of the Committee's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

     (d)  Review of Claim
          ---------------

          The Committee shall then review the claim. It may hold a hearing if it deems it necessary and shall issue a written decision reaffirming, modifying or setting aside its former action within 60 days after receipt of the written request for review, or 120 days if special circumstances, such as a hearing, require an extension. The Claimant shall be notified in writing of any such extension within 60 days following the request for review. A copy of the decision shall be furnished to the Claimant. The decision shall set forth its reasons and pertinent plan provisions on which it is based. The decision shall be final and binding upon the Claimant and the Committee and all other persons involved.

11.8 Plan Administration - Miscellaneous
     -----------------------------------

     (a)  Limitations on Assignments
          --------------------------

          Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. The interest of a Participant in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process, except as provided in Section 11.9 relating to Domestic Relations Orders, or otherwise permitted by law.

          Notwithstanding the above, any Participant or Beneficiary who is to receive a distribution from the Plan in shares of Company Stock may, subject to the provisions or Treasury Regulations 1.401(a)-13(e), make a revocable election that such stock be issued jointly (with the right of survivorship) to him and his spouse; provided, however, that no such election shall be effective until the Participant's or Beneficiary's spouse files a written acknowledgement with the Committee, in accordance with Treasury Regulations 1.401(a)-
          13(e)(2), stating that such spouse has no enforceable right in, or to, any Plan benefit (except to the extent of payments actually received).

     (b)  Masculine and Feminine, Singular and Plural
          -------------------------------------------

          Whenever used herein, pronouns shall include the opposite gender, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

     (c)  No Additional Rights
          --------------------

          No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. Neither the establishment of the Plan, the establishment of Participant Accounts nor any action of the Company or the Committee shall be held or construed to confer upon any person any right to be continued as an Employee, or, upon dismissal, any right or interest in the Trust Fund other than as herein provided. The Company expressly reserves the right to discharge any Employee at any time.

     (d)  Governing Law
          -------------

          This Plan shall be construed in accordance with applicable federal law and the laws of the State of Washington.

     (e)  Disclosure to Participants
          --------------------------

          Each Participant shall be advised of the general provisions of the Plan and, upon written request addressed to the Committee, shall be furnished any information requested regarding the Participant's status, rights and privileges under the Plan as may be required by law.

     (f)  Income Tax Withholding Requirements
          -----------------------------------

          Any retirement benefit payment made under the Plan will be subject to any applicable income tax withholding requirements. For this purpose, the Committee shall provide the Trustee with any information the Trustee needs to satisfy such withholding obligations and with any other information that may be required by regulations promulgated under the Code.

     (g)  Severability
          ------------

          If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

     (h)  Facility of Payment
          -------------------

          In the event any benefit under this Plan shall be payable to a person who is under legal disability or is in any way incapacitated so as to be unable to manage his or her financial affairs, the Committee may direct payment of such benefit to a duly appointed guardian, committee or other legal representative of such person or in the absence of a guardian or legal representative, to a custodian for such person under a Uniform Gift to Minors Act or to any relative of such person by blood or marriage, for such person's benefit. Any payment made in good faith pursuant to this provision shall fully discharge the Company and the Plan of any liability to the extent of such payment.

     (i)  Correction of Errors
          --------------------

          Any Company contribution to the Trust Fund made under a mistake of fact (or investment proceed of such contribution if a lesser amount) shall be returned to the Company within one year after payment of the contribution.

          In the event an incorrect amount is paid to a Participant or Beneficiary, any remaining payments may be adjusted to correct the error. The Committee may take such other action it deems necessary and equitable to correct any such error.

     (j)  Missing Persons
          ---------------

          In the event a distribution is required to commence under Section 7.2 and the Participant or Beneficiary cannot be located, the Participant's Account shall be forfeited on the last day of the Plan Year following the Plan Year in which distribution was supposed to commence. Such forfeiture shall be used to reduce Company Matching Contributions.

          If the affected Participant or Beneficiary later contacts the Company, his or her Account shall be reinstated and distributed as soon as practical. The Company shall reinstate the amount forfeited by making a special contribution equal to such amount and allocating it to the affected Participant's or Beneficiary's Account. Such reinstatement shall not be considered an annual addition for purposes of the limitations on contributions on benefits pursuant to Code Section 415.

          Prior to forfeiting any Account, the Company shall attempt to contact the Participant or Beneficiary by return receipt mail at his or her last known address according to the Company's records, and by the letter forwarding services offered through the Internal Revenue Service, or the Social Security Administration, or such other means as the Committee deems appropriate.

11.9 Domestic Relations Orders
     -------------------------

     Notwithstanding any Plan provisions to the contrary, benefits under the Plan may be paid to someone other than the Participant or Beneficiary pursuant to a Qualified Domestic Relations Order, in accordance with
     Section 414(p) of the Code. A Qualified Domestic Relations Order is a judgment, decree, or order ("Order") (including approval of a property settlement agreement) that:

     (a) relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant;

     (b) is made pursuant to a state domestic relations law (including a community property law);

     (c) creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under the Plan;

     (d) specifies the name and last known address of the Participant and each alternate payee;

     (e) specifies the amount or method of determining the amount of benefit payable to an alternate payee;

     (f)  names each plan to which the order applies;

     (g) does not require any form, type or amount of benefit not otherwise provided under the Plan;

     (h) does not conflict with a prior Domestic Relations Order that meets the other requirements of this section.

     Payments to an alternate payee pursuant to a Qualified Domestic Relations Order shall commence within a reasonable time following qualification of the Order. Such payment shall commence regardless of the Participant's age or whether the Participant Terminates or continues employment.

     The Committee shall determine whether an order meets the requirements of this section within a reasonable period after receiving an order. The Committee shall notify the Participant and any alternate payee that an order has been received. Any amounts which are to be paid pursuant to the order, during the period while its qualified status is being determined, shall be held in a separate account under the Plan for any alternate payee pending determination that an order meets the requirements of this section. If within eighteen months after such a separate account is established, the order has not been determined to be a qualified Order, the amount in the separate account shall be distributed to the individual who would have been entitled to such amount if there had been no order.

11.10  Plan Qualification
       ------------------

     Any modification or amendment of the Plan may be made retroactive, as necessary or appropriate, to establish and maintain a "qualified plan" pursuant to Section 401 of the Code, and ERISA and regulations thereunder and exempt status of the Trust Fund under Section 501 of the Code.

11.11  Deductible Contribution
       -----------------------

     Notwithstanding anything herein to the contrary, any contribution by the Company to the Trust Fund is conditioned upon the deductibility of the contribution by the Company under the Code and, to the extent any such deduction is disallowed, the Company may within one year following a final determination of the disallowance, demand repayment of such disallowed contribution and the Trustee shall return such contribution less any losses attributable thereto to the Company within one year following the disallowance.

11.12 Voting of Company Stock and SpaceLabs Medical, Inc. Stock
      ---------------------------------------------------------

     Before each annual or special meeting of the stockholders of the Company, the Company shall cause to be sent to each Participant having shares in the Company Stock Fund or the SpaceLabs Stock Fund a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions to the Trustee on how to vote the number of shares of common stock in either Fund credited to such Participant. Upon receipt of such instructions the Trustee shall vote the shares of stock as instructed. Instructions received from individual Participants by the Trustee shall be held in the strictest confidence and shall not be divulged or released to any person, including officers or employees of any Company or any Affiliated Company. The Trustee shall vote all shares of Company Stock and SpaceLabs Medical, Inc. stock held by it under the Plan, for which voting instructions shall not have been received for or against proposals submitted, in the same proportions as the shares for which instructions are received by the Trustee from Participants.

     In the event of a tender or exchange offer for Company Stock or SpaceLabs Medical, Inc. common stock, the response to such offer by the Trustee shall be determined as though the decision constitutes the exercise of voting rights, as described in this Section 11.12, except that any shares with respect to which instructions are not received from Participants or Beneficiaries shall not be tendered by the Trustee.

                                   SECTION 12

                           AMENDMENT AND TERMINATION


12.1 Amendment and Termination
     -------------------------

     It is the Company's intention that the Plan will continue indefinitely; however, the Company shall have the right to amend, terminate, or partially terminate this Plan at any time subject to any advance notice or other requirements of ERISA. Should the Board amend the Plan, such amendment shall apply to all Participating Companies as of the date that the amendment applies to the Company. A participating Company may, however, adopt for its employees a different definition of "Eligible Employee" than is contained in Section 1 or a different standard of participation than is contained in Section 2, by filing with the Committee a certified resolution of its Board of Directors, provided, however, that such resolution shall become effective only if approved by the Committee. No amendment of the Plan shall have the effect of providing that the funds held in trust by the Trustee or the earnings thereon may be used for, or diverted to, purposes other than the Plan.

12.2 Consolidation or Merger
     -----------------------

     In the event the Plan's assets and liabilities are merged into, transferred to or otherwise consolidated with any other retirement plan, then such must be accomplished so as to ensure that each Participant would (if the other retirement plan then terminated) receive a benefit immediately after the merger, transfer or consolidation, which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, transfer or consolidation (as if the Plan had then terminated). This provision shall not be construed as limiting the powers of the Company to appoint a successor Trustee.

     Subject to the foregoing, if any Affiliated Company becomes a Participating Company, and such Company had a thrift plan or similar plan or participated in a similar plan of another organization, the Board, with the approval of the Affiliated Company, may merge such plan into the Plan and thereupon all employees of the Affiliated Company who were members of such plan shall automatically become Participants hereunder, and all amounts in the accounts of such employees of the Affiliated Company shall become accounts under this Plan, in the manner determined by the Committee; provided, however, that amounts so transferred shall not be subject to the limitations imposed under Sections 3 and 4 on such contributions and no Participating Company shall be required or permitted to make company matching contributions based on any of the amounts transferred to the Plan under this paragraph.

     If a Participating Company maintains a trust that qualified as an exempt trust under Section 501(a) of the Code as a part of a qualified profit-sharing plan to which contributions have been permanently discontinued and all rights under the trust have vested in employees and former employees of the Participating Company, the board of directors of the

     Participating Company, with the consent of the Board, may merge such trust into the Trust under the Plan and thereupon all employees of such Participating Company and employees of other Participating Companies who had a vested interest in the merged trust shall automatically become Participants in the Plan but solely for the purposes of investing the amounts so transferred and distributing such amounts to such employees as hereinafter set forth in the Plan. The amounts so transferred on behalf of each such employee shall be invested in such funds as he shall direct, under the provisions of Section 6.1. Any amounts transferred under this paragraph shall constitute "Special Contributions." Under no circumstances will any Participating Company be required or permitted to make company matching contributions to the Plan based on Special Contributions. Special Contributions and any earnings thereon may not be withdrawn by a Participant until such time as the Participant ceases to be an Employee of a Participating Company on account of death, retirement, or other voluntary or involuntary termination of employment; provided, however, that a full withdrawal of such Special Contributions and earnings may be made by a Participant after attainment of age 59-1/2, if he shall at the same time make a full withdrawal of all his interest in this Plan. Subject to the foregoing, all such distributions shall be made in accordance with the provisions of this Plan.

12.3 Termination of the Plan
     -----------------------

     The termination of the Plan shall not cause or permit any part of the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants, or cause or permit any portion of the Trust Fund to revert to or become the property of the Company at any time prior to the satisfaction of all liabilities with respect to the Participants.

     Upon termination of this Plan, the Committee shall continue to act for the purpose of complying with the preceding paragraph and shall have all power necessary or convenient to the winding up and dissolution of the Plan as herein provided. While so acting, the Committee shall be in the same status and position with respect to other persons as if the Plan remained in existence.

12.4 Allocation of the Trust Fund on Termination of Plan
     ---------------------------------------------------

     In the event of a complete or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, with respect to all Participants or a specified group or groups of Participants, the Trustee shall allocate and segregate a proportionate interest in the Trust Fund for the benefit of affected Participants.

     All Accounts accrued by the affected Participants shall be 100% vested and non-forfeitable. The Committee shall direct the Trustee to allocate the assets of the Trust Fund to those affected Participants.

     In the event that after the termination of the Plan the Board shall determine that continuance of the investment funds is not in the best interest of the Participants, the Company may liquidate the funds and the Trustee shall apply the proceeds to payment to each Participant and Beneficiary of the value of his or her Accounts. Such payment shall be made, in the discretion of the Committee, either wholly or in part by the purchase of non-transferable annuity contracts or by lump-sum payments.

12.5 Partial Termination
     -------------------

     If at any time the Plan is terminated with respect to any group of Employees under such circumstances as to constitute a partial termination of the Plan within the meaning of Section 411(d)(3) of the Code, the amounts held in the funds that are allocable to such Employees shall be segregated by the Trustee as a separate plan. The funds thus allocated to such separate plan shall be applied for the benefit of such Employees in the manner described in Section 12.4.

                                   SECTION 13

                                    FUNDING

13.1 Contributions to the Trust Fund
     -------------------------------

     As a part of this Plan the Company shall maintain a Trust Fund. From time to time, the Company shall make contributions to the Trust Fund in accordance with Section 4.

13.2 Trust Fund for Exclusive Benefit of Participants
     ------------------------------------------------

     The Trust Fund is for the exclusive benefit of Participants. Except as provided in Sections 4.6 (Return of Contributions), 11.9 (Domestic Relations Orders) and 11.11 (Deductible Contribution), no portion of the Trust Fund shall be diverted to purposes other than this or revert to or become the property of the Company at any time prior to the satisfaction of all liabilities with respect to the Participants.

13.3 Trustee
     -------

     As a part of this Plan, the Company has entered into an agreement with a Trustee who is designated by the Board of Directors. The Company has the power and duty to appoint the Trustee and it shall have the power to remove the Trustee and appoint successors at any time. As a condition to exercising its power to remove any Trustee hereunder, the Company must first enter into an agreement with a successor Trustee. The Committee may delegate the authority to direct the investment of all or a portion of the Trust Fund to the Trustee.

13.4 Investment Manager
     ------------------

     The Committee has the power to appoint, remove or change from time to time an Investment Manager to direct the investment of all or a portion of the Trust Fund held by the Trustee. For purposes of this section "Investment Manager" shall mean any fiduciary (other than the Trustee) who:

     (a)  has the power to manage, acquire, or dispose of any asset of the Plan;

     (b)  is either

          (i) registered as an investment adviser under the Investment Advisers Act of 1940; or

          (ii) is a bank; or

          (iii) is an insurance company qualified under the laws of more than one state to perform the services described in subparagraph (a); and

     (c) has acknowledged in writing that he, she or it is a fiduciary with respect to the Plan.

                                 SECTION 14

                                 FIDUCIARIES


14.1 Limitation of Liability of the Company and Others
     -------------------------------------------------

     To the extent permitted by law, no Participant shall have any claim against the Company, or the Committee, or against their directors, officers, members, agents or representatives, for any benefits under the Plan, and such benefits shall be payable solely from the Trust Fund; nor shall the Company, nor the Committee or their directors, officers, members, agents or representatives incur any liability to any person for any action taken or suffered or omitted to be taken by them under the Plan in good faith.

14.2 Indemnification of Fiduciaries
     ------------------------------

     In order to facilitate the recruitment of competent fiduciaries, the Company adopting this Plan agrees to provide the indemnification as described herein. This provision shall apply to Employees who are considered Plan fiduciaries including without limitation, Committee members, any agent of the Committee, or any other officers, directors or Employees. Notwithstanding the preceding, this provision shall not apply and indemnification will not be provided for any Trustee or Investment Manager appointed as provided in this Plan.

14.3 Scope of Indemnification
     ------------------------

     The Company agrees to indemnify an Employee fiduciary as described above for all acts taken in good faith in carrying out his or her responsibilities under the terms of this Plan or other responsibilities imposed upon such fiduciary by ERISA. This indemnification for all acts is intentionally broad but shall not provide indemnification for embezzlement or diversion of Plan assets for the benefit of the Employee fiduciary. The Company agrees to indemnify Employee fiduciaries described herein for all expenses of defending an action by a Participant, Beneficiary or government entity, including all legal fees for counsel selected with the consent of the Company and other costs of such defense. The Company will also reimburse an Employee fiduciary for any monetary recovery in any court or arbitration proceeding. In addition, if the claim is settled out of court with the concurrence of the Company, the Company will indemnify an Employee fiduciary for any monetary liability under said settlement. The Company shall have the right, but not the obligation, to conduct the defense of such persons in any proceeding to which this Section 14.3 applies. The Company may satisfy its obligations under this Section 14.3 in whole or in part through the purchase of a policy or policies of insurance providing equivalent protection.

The Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan is adopted by Advanced Technology Laboratories, Inc.


IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed on this 31st day of December, 1993.



                                FOR ADVANCED TECHNOLOGY LABORATORIES, INC.


/s/ W. Brinton Yorks, Jr.       /s/ Harvey N. Gillis
- ----------------------------    ----------------------------------------------
Witness                         Authorized Officer

                                Sr. Vice President and Chief Financial Officer
                                ----------------------------------------------
                                Title

                                 APPENDIX I

                TO THE ADVANCED TECHNOLOGY LABORATORIES, INC.

                 INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN


"Participating Companies" as defined in Section 1.27 shall also include the following companies during the specified time.

Company                                            Beginning          Ending
- -------                                            ---------          ------
Advanced Technology Laboratories, Inc.          January 1, 1987
(Washington)


ACKNOWLEDGED AND ACCEPTED:


By:
     ------------------------------------------

Title:
        ------------------------------------------

Date:
       ------------------------------------------